                                                                    EXHIBIT 10.a

                             EXPLORATION AGREEMENT

                                  DINDAL BLOCK
                                   SUB-THRUST

This Exploration Agreement ("Agreement") is hereby entered into on this the 25th day of January, 2001, by and between GHK Company Colombia ("GHK"), Seven Seas Petroleum Colombia, Inc. and Petrolinson S.A. (hereinafter referred to collectively as "Farmees") and Sociedad Internacional Petrolera S.A. ("Sipetrol") and Cimarrona L.L.C. ("Cimarrona") (Sipetrol and Cimarrona are hereinafter referred to together as "Farmors") The Farmees and the Farmors are hereinafter sometimes referred to collectively as the "Parties" or individually as "Party."
                                    RECITALS

Whereas, Empresa Colombiana de Petroleos ("Ecopetrol"), Farmees and Farmors are the current parties to the Contract covering the Dindal Block in Colombia and,

Whereas, the Parties have jointly sought the On-Top Contract relative to the Deep Rights underlying the Dindal Block and,

Whereas, the Parties wish to see the Test Well drilled in 2001 and to otherwise comply with obligations under the On-Top Contract, if granted, and to test the Deep Rights and,

Whereas, the Parties realize that if the terms of the On-Top Contract are not met, the Deep Rights could be partially relinquished to Ecopetrol, denying the Parties any interest in such relinquished Deep Rights and,

Whereas, to preserve such Deep Rights, Farmors are granted an option to elect to reverse the arrangement with Farmees and assume one hundred percent (100%) of the Farmees' rights under the On-Top Contract with regard to the Deep Rights, in exchange for an Overriding Royalty Interest in accordance with the terms stated herein and,

Whereas, the On-Top Contract may not be granted and the Farmees may proceed to drill a Test Well, pursuant to the terms hereof and,

Whereas, if the Farmees drill a Test Well as a Producing Well, in accordance with the terms of this Agreement, Farmees will earn, (A) as to Sipetrol, either
(1) fifty percent (50%) of Sipetrol's



EXPLORATION AGREEMENT -- Page 1 of 22

Participating Interest in the Deep Rights or, at Sipetrol's election, (2) one hundred percent (100%) of Sipetrol's Participating Interest in the Deep Rights, less and except an Overriding Royalty Interest, in accordance with the terms as stated herein and, (B) as to Cimarrona, one hundred percent (100%) of Cimarrona's Entitlement applicable to the Test Well and the Test Well only, until the satisfaction of the Contract Penalty applicable thereto and,

Whereas, if the Farmees fail to earn an interest as described above and Farmors so elect, Farmees will grant the Farmors a reciprocal farmout arrangement in accordance with the terms as stated herein.

Now, therefore, in consideration of the mutual benefits to both Farmors and Farmees, the Parties agree as follows:

1.0      DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings given to them below:

1.1      "Agreement" shall mean this Exploration Agreement.

1.2 "Affiliate" shall mean a company, partnership or other legal entity which controls, or is controlled by an entity which controls a Party. "Control" in this context means the legal or beneficial ownership directly or indirectly of fifty percent (50%) or more of the shares conferring upon the holder the right to vote for or appoint the directors or officers of such company, partnership or legal entity.

1.3 "Assignment" shall mean, the assignments attached hereto as Exhibits "B1," "B2," "C," "D," "H," "I," "N," "O," and "P." Each such Assignment shall contain language addressing the depths to be assigned in accordance with the Earning Obligations and the other provisions hereof. The Parties agree to use their best efforts and to perform all reasonable endeavors and required acts in order to obtain Assignment Approval. Each Assignor, under any of the Assignments, shall except and reserve to itself all rights of usage, ingress and egress reasonable, necessary or convenient for the full enjoyment of all rights reserved or retained. Should an Assignment be fully executed by the



EXPLORATION AGREEMENT -- Page 2 of 22
         appropriate parties, but not approved by Ecopetrol, the executing parties shall treat the Assignment as effective, as among themselves, notwithstanding Ecopetrol's refusal to approve such Assignment and the executing parties shall replicate investments, costs, deductions, revenue sharing, profits, taxes, etc. as if Ecopetrol approved such Assignment.

1.4 "Assignment Approval" shall mean any and all necessary or useful formal Assignment approvals or authorizations given by the Government.

1.5 "Cambao Fault" shall mean that certain fault believed to underlie the Contract Area below the stratigraphic equivalent of the deepest producing formation in the Guaduas Field.

1.6 "Confidential Information" shall mean any and all information acquired, owned, or held, under the terms of the Operating Agreement.

1.7 "Contract" shall mean the Dindal Association Contract for petroleum exploration, dated January 22, 1993, as amended.

1.8 "Contract Area" shall mean the area and the Deep Rights covered under the Contract and/or the On-Top Contract.

1.9 "Contract Penalty" shall mean with respect to the Obligatory Well(s) (being the Test Well and the second Obligatory Well) the penalty provided for an Exploration Well in the Operating Agreement, except the one hundred percent (100%) penalty in Article 7.5(A)(5) shall be increased to five hundred percent (500%) and the totality of the penalties associated with each such operation(s) shall be satisfied from the revenues attributable to that specific well bore for which the penalty or penalties apply. (For the avoidance of doubt, only revenues generated from the Test Well and the Test Well only shall be applied to satisfy the penalty associated with the drilling of the Test Well. Similarly, only the revenues from the second Obligatory Well and the second Obligatory Well only shall be applied to satisfy the penalty associated with the drilling of the Second Obligatory Well.) Operations which are not associated with the Obligatory Well(s) shall be conducted in accordance with the Operating Agreement.



EXPLORATION AGREEMENT -- Page 3 of 22

1.10. "Deep Rights" shall mean all depths found below the stratigraphic equivalent of the deepest producing depth in the Guaduas Field underlying the Contract and/or the On-Top Contract.

1.11     "Dindal Block" shall mean the lands and depths covered by the Contract.

1.12 "Earning Obligations" shall mean Farmees' (or in the event of a reciprocal election by the Farmors, shall mean the Farmors') payment of any and all costs associated with the drilling, logging, testing, and abandonment (in the event that the Test Well is not a Producing Well) of the Test Well. Such costs shall include, without limitation, all pre-spud preparatory operations, planning, permitting, environmental surveys and studies, site preparation, security, mobilization, and demobilization of the drilling rig and ancillary equipment, drilling, sidetracking, fishing, suspending, testing, coring and electric wireline operations, standby rig costs incurred while the decision to test the well is being made, or plugging and abandoning. Farmees (or in the event of a reciprocal election by the Farmors, shall mean Farmors) must: (i) spud and complete the Test Well as set forth in Section 2.3 hereof; (ii) either (a) drill and complete the Test Well as a Producing Well at a depth which is at least as deep as the shallower of fifteen thousand (15,000) feet or a depth of three thousand (3,000) feet below the Cambao Fault, to earn an Assignment of those depths below the stratigraphic equivalent of the deepest producing depth in the Guaduas Field down to the deepest depth covered in the Contract or On-Top Contract, or (b) drill and complete the Test Well as a Producing Well at a depth which is below the stratigraphic equivalent of the deepest producing formation in the Guaduas Field, but shallower than either fifteen thousand (15,000) or three thousand (3,000) feet below the Cambao Fault, to earn an Assignment of only such depths below the stratigraphic equivalent of the deepest producing depth in the Guaduas Field down to the stratigraphic equivalent of one hundred (100) feet below the deepest producing perforation in such Test Well; and (iii) furnish Farmors with all data and information required by Exhibit "F." In addition, earning requires strict adherence to the other terms and conditions of this Agreement.

1.13     "Effective Date" shall mean the date first written above.




EXPLORATION AGREEMENT -- Page 4 of 22

1.14 "Government" shall mean, according to the relevant context, the government of the Republic of Colombia and Empresa Colombiana de Petroleos, also known as "Ecopetrol", as well as any instrumentality thereof or enterprise controlled by either of them.

1.15 "Objective Depth" shall, subject to Section 1.12(ii) hereof, mean the drilling of a Test Well to the shallower of fifteen thousand (15,000) feet or a depth of three thousand (3,000) feet below the Cambao Fault.

1.16 "Obligatory Well(s)" shall mean the obligatory well(s) under the On-Top Contract.

1.17 "On-Top Assignment" shall mean the transfer from the Farmees to Sipetrol of its Overriding Royalty Interest, and to Cimarrona of a working interest subject to the Contract Penalty for production from the Test Well and the Test Well only, each as described in Exhibits "B1 and B2," attached hereto and by reference thereto made a part hereof. In the event Sipetrol exercises its right to convert its Overriding Royalty Interest into a Participating Interest as provided herein, Sipetrol and Farmees shall use Exhibit "A" to Exhibit "B1" for such purpose. Should Farmees fail to satisfy any of the Earning Obligations, the Assignments described in Exhibits "N" and "O," attached hereto and by reference thereto and made a part hereof, shall be applicable. Should Farmors fail to satisfy any of the Earning Obligations, the Assignment described in Exhibit "P," attached thereto and made a part hereof, shall be applicable.

1.18 "On-Top Contract" shall mean an Association Contract to be entered into between the Farmees and Ecopetrol. This Association Contract shall at a minimum cover the Deep Rights under the area covered by the Dindal Contract. This Association Contract is further described as the "Deep Exploration Association Contract" in the attached Exhibit "A."

1.19 "On-Top Contract Area" shall mean the contract area covered by the On-Top Contract.

1.20 "Operating Agreement" shall mean the Dindal Joint Operating Agreement dated August 1, 1994, as amended by the terms hereof.




EXPLORATION AGREEMENT -- Page 5 of 22

1.21 "Overriding Royalty Interest" shall mean, if Sipetrol is the recipient, a four point eight six one one five percent (4.86115%) of 8/8ths overriding royalty interest in all Hydrocarbons, as defined in the Contract or the On-Top Contract, produced from the Contract Area or the On-top Contract Area, as applicable. If Farmees are the recipient, the Overriding Royalty Interest percentage shall be eight point five two five four one percent (8.52541%). Any such Overriding Royalty Interest shall not be proportionately reduced for any reason whatsoever, except by a Government right to back-in, convert or assume a Participation Interest or working interest, pursuant to the Contract or On-Top Contract, as applicable.

1.22 "Participating Interest" shall mean, as applicable, the undivided working interest in the rights and obligations of a Party in and under the Contract, the Contract Area and the Operating Agreement or, as the context requires, under the On-Top Contract and the On-Top Contact Area, expressed as a percentage.

1.23 "Producing Well" shall mean a Test Well that proves to be capable, during testing operations, of producing at least that amount of Hydrocarbons sufficient to generate one thousand one hundred and seventy five U.S. dollars ($1,175) per day of revenue.

1.24 "Test Well" shall mean an exploratory well (or permitted substitute well(s)) that is designed to be drilled to the Objective Depth. The Test Well may be drilled in a legal location selected by the Farmees (or in the event of a reciprocal election by the Farmors, the Farmors). "Test Well" shall also include any substitute well drilled pursuant to
         Section 3.6.

All terms which are used in this Agreement and which are also defined in the Contract or the Operating Agreement shall have the same meaning as expressed in the Contract or Operating Agreement unless otherwise defined herein.

2.0      ISSUANCE OF THE ON TOP CONTRACT

2.1 The Parties shall, upon the execution of this Agreement, execute and transmit to Ecopetrol the letter attached hereto as Exhibit "A," requesting that the On-Top Contract be granted solely in the name of Farmees. Farmees shall have the exclusive authority to



EXPLORATION AGREEMENT -- Page 6 of 22
         negotiate the terms of and execute the On-Top Contract, assuming all costs, expenses, obligations, and liabilities associated therewith; provided that the terms of the On-Top Contract do not materially vary from the terms set forth in Exhibit "M," attached hereto, except that the On-Top Contract shall not (1) name Sipetrol or Cimarrona as parties, (2) shall not impose any liabilities on Sipetrol or Cimarrona whatsoever and (3) contain any bonding or security requirement. Any other material variance between the On-Top Contract and the terms of Exhibit "M" shall require the approval of the Farmors prior to the execution of the On-Top Contract.

2.2 In the event the On-Top Contract becomes effective, then Farmees shall, simultaneously with the execution of the On-Top Contract, execute and deliver to Sipetrol its On-Top Assignment using Exhibit "B1" and shall, upon the Farmees completing the Earning Obligations, execute and deliver to Cimarrona its On-Top Assignment using Exhibit "B2".

2.3 Farmees shall have twelve (12) months from the effective date of the On-Top Contract to spud the Test Well and up until September 30, 2002 to complete the Earning Obligations.

2.4 Should the Farmees timely complete the Earning Obligations, Sipetrol shall have the right to convert its Overriding Royalty Interest into a Participation Interest equal to one half of its original Participation Interest (an undivided Participation Interest of sixteen point four five percent (16.45%). Sipetrol shall have the option to exercise this conversion right within thirty (30) days after it is in possession of all data and information described in Exhibit "F" and the conversion shall be effective the first (1st) day of the month in which Sipetrol exercises such conversion right. The exercise of such option shall constitute Sipetrol's agreement to pay its proportionate part of all completion costs (except perforation, rig and other costs associated with actual testing, if a production test is utilized for the purpose of determining if the well is a Producing Well), equipping costs, and other costs associated with producing the well. Farmees shall send a notice to Farmors informing Farmors that all information described in Exhibit "F" has been sent to Farmees.




EXPLORATION AGREEMENT -- Page 7 of 22

2.5      Failure to Earn by the Farmees

         (A) In the event that the On-Top Contract is issued and Farmees fail to spud the Test Well under the On-Top Contract in a timely manner or fail to complete the Earning Obligations by September 30, 2002, then Farmors, at their exclusive election and as the sole consequence of such failure, may exercise an option to (i) in the case of Sipetrol, terminate its Overriding Royalty Interest and (ii) in the case of Cimarrona, accept an assignment of a Participating Interest, in exchange for one hundred percent (100%) of the Participating Interest under the On-Top Contract being transferred to the Farmors, subject to Farmees' Overriding Royalty Interest. In the event the Farmors so elect, the parties shall use the form of assignment attached hereto as Exhibit "H" to make this transfer effective and shall execute such assignment within two (2) days of being requested to do so. Such assignment shall be submitted to the Government for approval. Farmors shall thereafter assume all costs, expenses, obligations and liabilities associated with the On-Top Contract.

         (B) In the event that the Farmors elect to receive the assignments as provided in paragraph 2.5(A) above, the Farmors shall appoint a new operator to assume operations, under the On-Top Contract only, notwithstanding any provision contrary thereto contained in the Operating Agreement. The transfer of operations shall be subject to Government approval. Should such Government approval not be granted, all operations shall be subcontracted to the operator designed by the Farmors and the subcontracted operator shall assume all operations, under the On-Top Contract only, without any involvement or interference by the Farmees, except as necessary to comply with the requirements of the On-Top Contract. In addition, Farmors shall be entitled to seek an appropriate extension of the term of the On-Top Contract and such requested extension shall be supported by Farmees.

         (C) Should the Farmors exercise the option as described in paragraph 2.5(A) above and satisfy the Earning Obligations of this Agreement, Farmees shall have an option to convert their Overriding Royalty Interest into one half of their original Participating Interest, or into an undivided Participating Interest of a twenty eight point eight (28.85%)



EXPLORATION AGREEMENT -- Page 8 of 22

         Participating Interest in the On-Top Contract, as described in Exhibit "I." Farmees shall have the option to exercise this conversion right within thirty (30) days after they are in possession of all data and information described in Exhibit "F" and the conversion shall be effective the first (1st ) day of the month in which Farmees exercise such conversion right. Farmors shall send a notice to Farmees informing Farmees that all information described in Exhibit "F" has been sent to Farmees.

         (D) In the event that the Farmees drill the Test Well, but fail to complete any of the Earning Obligations in a timely manner, then, as an alternative to the assignment described in Section 2.5 (A) above, the Farmors shall be entitled to, at their election, to the Assignments described in Exhibits "N" and "O." Likewise, if the Farmors drill the Test Well as described in Section 2.5 (A) above, but fail to complete any of the Earning Obligations, then, as an alternative to the assignment described in Section 2.5 (A) and (C) above, the Farmees shall be entitled to, at their election, to the Assignment described in Exhibit "P."

2.6      The Second Obligatory Well

         In the event any of the Parties owning or entitled to own a Participating Interest in the Deep Rights elects to enter into the second phase of the On-Top Contract and a second Obligatory Well is required, then each other Party shall elect whether or not such other Party will participate in the said second well. Such election must be made within the earlier of thirty (30) days prior to the commencement of the second phase of the On-Top Contract or thirty (30) days from such Party's receipt of all the information listed under Exhibit "F." In the event all information listed under Exhibit "F" has not been received prior to the commencement of the second phase of the On-Top Contract, Farmees shall seek an extension from Ecopetrol for the commencement of the second phase. If a Party fails to make the election in a timely manner, then it shall be deemed to have elected not to participate in the second Obligatory Well. Any Party that elects not to participate in the second Obligatory Well shall be subject to the Contract Penalty. Any Party electing to participate in the second Obligatory Well and the second phase of the On-Top Contract (and not yet owning a Participating Interest in the Deep Rights) must take the necessary



EXPLORATION AGREEMENT -- Page 9 of 22
         steps under this Agreement to convert its Overriding Royalty Interest to a Participating Interest.

2.7      Undertaking

         Each Party undertakes that neither it nor any of its Affiliates shall submit any offers covering lands to third parties within the original Dindal Contract Area (as described on Exhibit "E") either alone or with any third parties, except pursuant to the terms of this Agreement. No Party or any of its Affiliates shall enter into any other agreement with any third party pursuant to which such Party or Affiliate may acquire from such third party any such interest in the original Dindal Contract Area. Subject to acceptance by the other Parties and without prejudice to any other remedies which aggrieved Parties may have, if any Party or its Affiliates acquires such an interest in violation of this undertaking, such Party shall forthwith notify the other Parties and, upon request, assign or cause to be assigned on a pro rata basis all of the interest so acquired to the other Parties for the same consideration paid by such Party or its Affiliate to the entity from whom such interest was acquired. This undertaking shall remain binding upon all Parties notwithstanding such termination, assignment, or withdrawal for a period of three (3) years after execution of this Agreement.

3.0      FAILURE TO SECURE AN ON-TOP CONTRACT

         In the event the On-Top Contract is not granted, Farmees shall have the right to earn certain of Farmors' Participating Interests in the Deep Rights, pursuant to the following terms and conditions:

3.1 Farmees shall have the right to commence, prior to January 1, 2002, the drilling of the Test Well as provided herein, even though the On-Top Contract is not granted. Subject to and after performance of the other terms and conditions of this Agreement, including without limitation, Farmees' performance of and payment for all Earning Obligations Farmors agree to execute the assignment attached hereto as Exhibit "C," under which (A) Cimarrona shall assign to Farmees all of its Entitlement (as that term is defined in the Operating Agreement) produced from the Test Well, and such Test Well only, until the



EXPLORATION AGREEMENT -- Page 10 of 22

         Contract Penalty has been recovered by Farmees, (after the Contract Penalty has been recovered by the Farmees, Cimarrona shall receive its full Entitlement as if it had participated in said Test Well) and (B) Sipetrol shall assign to Farmees either, at Sipetrol's sole election,
         (i) an undivided fifty percent (50%) of all of its Participating Interest in the Deep Rights, or (ii) all of its Participating Interest in the Deep Rights subject to its Overriding Royalty Interest therein. For the avoidance of doubt, except as expressly provided herein, the Parties agree that Article 7 of the Operating Agreement shall not apply to the drilling and completing of the Test Well and the second Obligatory Well, as defined in Section 2.6, or any Substitute Well(s).

3.2 The Assignment shall be made thirty (30) days after Farmors are in possession of all data and information described in Exhibit "F." Farmors shall make a formal request necessary in order to obtain Assignment Approval. The exercise of such option shall constitute Sipetrol's agreement to pay its proportionate part of all completion costs (except perforation, rig and other costs associated with actual testing, if a production test is utilized for the purpose of determining if the well is a Producing Well), equipping costs, and other costs associated with producing the well. Farmors shall not be obligated to make any Assignment hereunder unless the Earning Obligations have been fully satisfied.

3.3 Should Farmees fail to timely spud the Test Well or complete the Earning Obligations by September 30, 2002, Farmees shall, as the sole consequence of such failure, lose all rights to earn any interest in Farmors' Participation Interest, under this Agreement, and Section 3.4 shall be applicable.

3.4      Reciprocal Earning Rights

         Should Farmees fail to timely spud the Test Well or complete the Earning Obligations by September 30, 2002, Farmors shall have the right to acquire a reciprocal farmout arrangement. If the Earning Obligations are fulfilled by Farmors, Farmees shall execute the Assignment attached hereto as Exhibit "D." In the event that the Farmors elect to exercise such right to acquire such reciprocal farm-in right, the Farmors shall appoint a new operator to assume operations under the Contract for all Deep Right operations, notwithstanding any provision contrary thereto contained in the Operating Agreement.



EXPLORATION AGREEMENT -- Page 11 of 22

         The transfer of operatorship shall be subject to Government approval. Should such Government approval not be granted, GHK (or the current operator at the time) shall subcontract all operations to the operator designed by the Farmors and the subcontracted operator shall assume all operations under the Contract without any involvement or interference by the Farmees, except as necessary to comply with the requirements of the Contract.

3.5      Operating Agreement

         The existing operating agreement between the parties (as amended by the terms hereof) shall cover and be applicable to the Contract Area.

3.6      Substitute Wells

         If (1) the Test Well is drilled to Objective Depth, in accordance with the terms hereof and is completed as a dry hole, or (2) prior to or after reaching Objective Depth in the Test Well, Farmee experiences mechanical failure resulting in the permanent loss of hole at the point where the mechanical failure occurs or Farmee is otherwise unable to complete the Test Well, or (3) prior to reaching Objective Depth in the Test Well, Farmee encounters heaving shale, domal formations, excessively high pressure water sands, cavity or other similar formations where returns are lost or other impenetrable formations through which Farmee is unable to drill after diligent effort by appropriate and customary methods, or (4) the Test Well is completed at a depth shallower than the Objective Depth, then in any of such events, Farmee may drill successive substitute wells, in lieu of the Test Well, at locations of Farmee's choice upon the same terms and conditions as for the applicable well, provided that the first such substitute well shall be commenced within ninety (90) days after ceasing operation in the applicable well and each successive substitute well shall be commenced within ninety (90) days after ceasing operation in the preceding substitute well. Unless otherwise specifically provided for herein, the term "Test Well" as used in this Agreement shall also include a well drilled pursuant to this clause. Should the Farmors exercise their reciprocal farm-in rights, the Farmees shall have the full benefit of this paragraph.




EXPLORATION AGREEMENT -- Page 12 of 22

4.0      WELL INFORMATION

         While conducting operations upon the Contract Area, Farmee shall comply with all the drilling, testing, and completion requirements and promptly furnish all the information listed on Exhibit "F" attached hereto and by reference made a part hereof. Should the Farmors exercise their reciprocal farm-in rights, the Farmees shall have the full benefit of this paragraph.

5.0      CONDUCT OF OPERATIONS

5.1 All operations by reason of this Agreement, (all such operations being hereinafter called "operations hereunder"), shall be at the sole cost, risk, liability and expense and under the exclusive control of the acting party.

5.2 In the conduct of operations hereunder, the acting party shall employ such practices as are consistent with prudent and effective geological and engineering principles and oil field safety in accordance with the standards of a reasonably prudent operator acting under the same and similar circumstances.

5.3 The acting party shall obtain and pay for all permits and licenses, if any, required for conducting operations hereunder, and shall strictly comply with all applicable laws and ordinances and all applicable governmental rules, regulations and orders in connection with qualifying for and conducting operations hereunder, including without limitation those pertaining to ecology and the environment (as all of same have been or may hereafter be amended).

5.4 The acting party agrees to obtain all necessary authorizations from the surface owner(s) and other interest owners, if any, for ingress to and egress from the well location prior to conducting any operations on said leases. The acting party agrees to settle surface damages and clean up and restore the premises as nearly as possible to its original condition.




EXPLORATION AGREEMENT -- Page 13 of 22

5.5 In the event any well is completed as a dry hole, the acting party shall comply with all applicable laws, rules and regulations and the provisions of the Contract and the On-Top Contract concerning plugging and abandoning of well(s).

6.0      REPRESENTATIONS

         Each of the Parties hereby represents to each other that:

6.1 Each Party is a corporate entity which has been duly formed and currently exists with the full power and authority to execute and deliver this Agreement and the Assignments; and

6.2 The transactions contemplated by this Agreement will not violate or be in conflict with: (i) any provision of its charter, articles of incorporation, or other organizational agreement (as the case may be);
         (ii) any present law, agreement, indenture, contract, or instrument by which it or its Affiliates are bound; and(iii) any present judgment, order or decree applicable to it or its Affiliates; and

6.3 The Contract is valid and in full force and effect and, to the extent subject to transfer to another Party hereunder, its Participating Interest and the Hydrocarbons derived therefrom will not upon such transfer be subject to any contractual obligations to third parties, liens, pledges, burdens or encumbrances other than those contained in or created under the Contract; and

6.4 To the best of its knowledge, all the obligations contained in the Contract requiring performance on or before the Effective Date have been fully performed; and

6.5 The Participating Interest of Farmors in the Contract immediately prior to the Effective Date is thirty-two point nine percent (32.9%) for Sociedad Internacional Petrolera and nine point four percent (9.4%) for Cimarrona L.L.C.; and the Participating Interest of Farmees in the Contract immediately prior to the Effective Date is ten point four nine four four percent (10.944%) for GHK Company Colombia, forty point seven five six percent (40.756%) for Seven Seas Petroleum Colombia, Inc. and six percent (6%) for Petrolinson S.A.; and




EXPLORATION AGREEMENT -- Page 14 of 22

6.6 To the best of its knowledge, there has been no claim, judgement or award given or made by any court, tribunal or governmental agency which relates to its Participating Interest, or connected with the conduct of operations and which would materially affect its Participating Interest.

7.0      INDEMNITY

         IN CONNECTION WITH THEIR RESPECTIVE OPERATIONS PERFORMED HEREUNDER, FARMEES AND FARMORS AGREE TO DEFEND, INDEMNIFY AND HOLD THE OTHERS, THEIR SUBSIDIARIES AND AFFILIATE COMPANIES, THEIR AGENTS, EMPLOYEES, DIRECTORS, OFFICERS, SERVANTS AND INSURERS, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DEMANDS, LIABILITIES OR CAUSES OF ACTION OF EVERY KIND AND CHARACTER, INCLUDING BUT NOT LIMITED TO GOVERNMENTAL AND/OR ENVIRONMENTAL CLAIMS, INCURRED OR ARISING FROM OR AS A RESULT OF THEIR RESPECTIVE OPERATIONS HEREUNDER INCLUDING ANY LOSS, CLAIM, DEMAND OR LIABILITY OR CAUSES OF ACTION IN FAVOR OF ANY PERSON OR PARTY, FOR INJURY TO OR ILLNESS OR DEATH OF ANY OF THEIR RESPECTIVE EMPLOYEES OR ANY EMPLOYEE OF THEIR RESPECTIVE SUBCONTRACTORS, SERVICE COMPANIES, OR ANY OTHER PERSON HIRED BY THEM, WHICH INJURY, ILLNESS OR DEATH ARISES OUT OF OR IS INCIDENT TO THEIR RESPECTIVE OPERATIONS HEREUNDER, AND REGARDLESS OF THE CAUSE OF SUCH INJURY, ILLNESS OR DEATH, EVEN CAUSED IN WHOLE OR IN PART BY A PRE-EXISTING DEFECT. EACH SHALL FULLY DEFEND ANY SUCH CLAIM, DEMAND OR SUIT AT THEIR SOLE EXPENSE, EVEN IF THE SAME IS GROUNDLESS.

8.0      INSURANCE

         Farmees agree to carry and maintain or will cause to be carried and maintained with an insurance company or companies authorized to do business in all areas of operation of this Agreement insurance coverage for its operations as set forth on Exhibit "G" hereto. Within thirty
         (30) days prior to the spudding of the Test Well, Farmees shall provide




EXPLORATION AGREEMENT -- Page 15 of 22

         Farmors with a certificate of insurance, shall update the certificate of insurance when requested to do so by Farmors and shall name the Farmors as additional named co-insured. Should the Farmors exercise their reciprocal farm-in rights, the Farmees shall have the full benefit of this paragraph.

9.0      FORCE MAJEURE

         If Farmees are rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than any obligation to make money payments, Farmees shall give to Farmors prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, Farmees' obligations, so far as they are affected by the force majeure, shall be suspended only after the existence of the condition of force majeure has been accepted by Ecopetrol under the Contract or the On Top Contract, as may be applicable. Such suspension shall last as long as Ecopetrol continues to accept the existence of the force majeure conditions under the Contract or On Top Contract, as applicable. Farmees shall promptly commence and continue diligent efforts to remedy such force majeure with all reasonable dispatch as quickly as possible. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by Farmees, contrary to Farmees' wishes; how all such difficulties shall be handled shall be entirely within Farmees' discretion. The term "force majeure" as here employed shall have the same meaning as that term is defined in the Contract or the On Top Contract as may be applicable. Should the Farmors exercise their reciprocal farm-in rights, the Farmors shall have the full benefit of the rights granted to Farmees under this paragraph and the Farmees shall have the full benefit of the rights granted to the Farmors in the preceding sentences of this paragraph.

10.0     RELATIONSHIP OF THE PARTIES

         In the conduct of operations hereunder Farmees act at their own risk. Farmees are not acting as Farmors' agent, representative, contractor, or partner, nor are operations hereunder a joint enterprise or mining partnership between Farmees or Farmors, but Farmees shall conduct all operations hereunder as an independent contractor, and



EXPLORATION AGREEMENT -- Page 16 of 22

         Farmors shall not be liable in any way for any expenses, debts, demands or claims incurred by or against Farmees in connection with operations hereunder. The duties, obligations and liabilities of the parties hereto shall be several and not joint or collective, and nothing contained in this Agreement or any assignment resulting therefrom shall be construed as creating an association, trust, partnership or joint venture of any kind. Should the Farmors exercise their reciprocal farm-in rights, the Farmees shall have the full benefit of this paragraph.

11.0     PROHIBITION AGAINST ASSIGNMENT

         Neither Farmees nor Farmors shall assign or otherwise transfer or dispose of all or any portion of their rights, titles or interests under relating to this Agreement without first securing the written consent of the other, which consent shall not be unreasonably withheld.

12.0     CONFIDENTIALITY

         Confidential Information shall be subject to the terms stated in
         Article 15 of the Operating Agreement which are incorporated herein by reference.

13.0     AMENDMENTS TO THE OPERATING AGREEMENTS

         Simultaneous with the execution of this Agreement, the Parties shall enter into the Amendment to the Operating Agreements attached hereto as Exhibit "J."

14.0     LA DORADA PIPELINE PROJECT

         Simultaneous with the execution of this Agreement, the Parties shall enter into the Agreement for the La Dorada Pipeline and Guaduas Field Production Facilities attached hereto as Exhibit "K" for the purposes of governing their relationship relating to the construction thereof. In addition, each party shall demonstrate to the reasonable satisfaction of all other parties that it has fully created and funded its respective Escrow Agreement attached to the said Exhibit "K."




EXPLORATION AGREEMENT -- Page 17 of 22

15.0     STILLWATER BANK LOAN COMMITMENT

         Simultaneous with the execution of this Agreement, Farmees have furnished to the Farmors the loan commitment attached hereto as Exhibit "L," together with the written approval by the appropriate Board of Directors. In addition, Farmees have furnished to Farmors proof satisfactory to Farmors that the said loan commitment has been publicly disclosed prior to the execution of this Agreement.

16.0     ACCOUNTING PROCEDURE FOR THE CONTRACT PENALTY

         The terms of the Article 7 of the Operating Agreement and the Accounting Procedure attached to the Operating Agreement shall be used for the purpose of tracking and determining the point in time when the Farmees have recovered the Contract Penalty. When calculating expenses under this Clause, only reasonable and necessary expenses shall be included in determining the amount of the Contract Penalty to be recovered. For the avoidance of doubt, interest charges related to expenses and liabilities incurred for the Test Well and/or the Earning Obligations shall not be included in the calculation for the payout of the Contract Penalty. After production has commenced from the Test Well, the Operator shall send to each Party which is subject to a Contract Penalty a summary of the payout status of these accounts on a quarterly basis.

17.0     GOVERNING LAW AND ARBITRATION

17.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, USA without regard to any conflict of laws rules or principles which would apply the law of another jurisdiction.

17.2 Any and all disputes, controversies, claims or differences between the Parties in connection with this Agreement, or relating to this Agreement, or the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination of this Agreement which cannot be resolved amicably by the Parties through prompt good faith negotiations, shall be submitted to and finally resolved through an arbitration proceeding in Houston, Texas but otherwise in accordance with the Arbitration Provision of the Operating Agreement.




EXPLORATION AGREEMENT -- Page 18 of 22

18.0     NOTICES

         Except as otherwise specifically provided, all notices authorized or required between the Parties by any of the provisions of this Agreement, shall be in writing, in English and delivered in person or by courier service or by any electronic means of transmitting written communications and addressed to such Parties as designated below. Oral communication does not constitute notice for purposes of this Agreement, and telephone numbers for the Parties are listed below as a matter of convenience only. The originating notice given under any provision of this Agreement shall be deemed delivered only when received by the Party to whom such notice is directed, and the time for such Party to deliver any notice in response to such originating notice shall run from the date the originating notice is received. The second or any responsive notice shall be deemed delivered when received. "Received" for purposes of this Article 18 shall mean actual delivery of the notice to a responsible individual at the address of the Party to be notified as provided herein. Each Party shall have the right to change its address at any time and/or designate that copies of all such notices be directed to another person at another address, by giving written notice thereof to all other Parties.

                                   FOR FARMORS
         Sociedad Internacional Petrolera S.A.    Cimarrona L.L.C.
         Attention: Rodolfo Cortes                Attention: Robert L. Cox Jr.
         Email: rcortes@sipetrol.com.com          Email: bcox@mtvassociates.com
         Fax: 57 (1) 621-6988                     Fax: (405) 329-5595
         Calle 93 B, No. 17-25/49                 3600 West Main, Suite 150
         Oficina 410, Chico                       Norman, OK 73073-4636
         Santafe de Bogota, D.C.
         Colombia
                                   FOR FARMEES
         GHK Company Colombia
         Seven Seas Petroleum Colombia Inc.
         Petrolinson S.A.
         Attention:  Larry A. Ray
         Email: lray@GHKc.com.co
         Fax: 57 (1) 629-1764
         Telephone: 57 (1) 629-1580
         Calle 93, No. 17-25/49
         Oficina 410, Chico
         Santafe de Bogota, D.C.
         Colombia




EXPLORATION AGREEMENT -- Page 19 of 22

19.0     TERM

         This Agreement shall continue in effect until all of rights of the Parties have been extinguished and obligations of the Parties have been fulfilled and discharged. Notwithstanding the foregoing, Articles 2, 6, 7, 12, 17 and 18 shall survive the termination of this Agreement and remain in effect for a period of three (3) years thereafter.

20.0     MISCELLANEOUS

20.1 The captions and headings for the Articles of this Agreement are made for convenience only and shall not be interpreted or construed so as to limit or in any way change the substantive provisions of any part of this Agreement.

20.2 None of the rights, requirements or provisions of this Agreement shall be deemed to have been waived by any Party by reason of such Party's failure to enforce any right or remedy granted it hereunder or to take advantage of any default, and each Party shall at all times hereunder have the right to require the strict compliance of the other Parties with the provisions of this Agreement.

20.3 It is understood that time is of the essence in this Agreement and that upon execution of this Agreement no provisions of this Agreement shall be modified, altered or waived except by prior written consent of the Parties. This Agreement shall be binding upon the successors and assigns of the Parties hereto.

20.4 This Agreement (together with the On-Top Contract, the Contract and the Operating Agreement) constitutes the entire understanding of the Parties with respect to the specific subject matter hereof and supersedes all prior negotiations and agreements pertaining to the specific subject matter hereof, whether oral or written, of the Parties.




EXPLORATION AGREEMENT -- Page 20 of 22

20.5 As between the Parties, in the case of a conflict, express or implied, between the provisions of this Agreement and any other related contract or agreement, this Agreement shall control.

20.6 No amendments, changes or modifications to this Agreement shall be valid unless they are in writing and signed by a duly authorized representative of each of the Parties.

20.7 This Agreement may be executed in counterpart and when executed by all parties shall be effective as though all Parties had signed the same document.


(The remainder of this page is intentionally left blank).




EXPLORATION AGREEMENT -- Page 21 of 22

This Exploration Agreement shall be effective as of January 25, 2001.

FARMORS                                     FARMEES

SOCIEDAD INTERNACIONAL PETROLERA S.A.       GHK COMPANY COLOMBIA

/s/ ALBERTO HARAMBOUR                       /s/ LARRY A. RAY
-------------------------                   -------------------------
Authorized Agent                            Authorized Agent

Alberto Harambour                           Larry A. Ray
-------------------------                   -------------------------
Print or Type Name                          Print or Type Name

Attorney in Fact                            President
-------------------------                   -------------------------
Title                                       Title

JANUARY 25, 2001                            JANUARY 25, 2001



CIMARRONA L.L.C. BY MTV                     SEVEN SEAS PETROLEUM COLOMBIA, INC.
INVESTMENTS LIMITED PARTNERSHIP,
SOLE MEMBER BY MTV ASSOCIATES, INC.,
MANAGING GENERAL PARTNER P. MARK            /s/ LARRY A. RAY
MOORE, PRESIDENT                            -------------------------
                                            Authorized Agent

/s/ P. MARK MOORE                           Larry A. Ray
-------------------------                   -------------------------
Authorized Agent                            Print or Type Name

P. Mark Moore                               President
-------------------------                   -------------------------
Print or Type Name                          Title

President
-------------------------                   JANUARY 25, 2001
Title

JANUARY 25, 2001                            PETROLINSON S. A.

                                            /s/ LARRY A. RAY
                                            -------------------------
                                            Authorized Agent

                                            Larry A. Ray
                                            -------------------------
                                            Print or Type Name

                                            President
                                            -------------------------
                                            Title

                                            JANUARY 25, 2001




EXPLORATION AGREEMENT -- Page 22 of 22

EXHIBIT "A" to that certain Exploration Agreement dated the 25th day of January 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A, and Cimarrona L.L.C.


                                                                      VPJ-335-00


Bogota, D.C., January 25, 2001


Mr. Alberto Calderon Zuleta
President
Mr. Victor Eduardo Perez
Exploration and Asociate Operations Vicepresident
Empresa Colombiana de Petroleos
Bogota



Dear Sirs:

GHK Company Colombia, as operator for the DINDAL Association Contract, acting on its own behalf and representing the companies that make up the ASSOCIATE, namely: GHK Company Colombia, Seven Seas Petroleum Colombia Inc., Sociedad Internacional Petrolera S.A., Cimarrona Limited Liability Company and Petrolinson S.A., ratifies its interest in the proposal submitted by all of us last September 21st, in order to negotiate a new Association Contract applied to the formations below the stratigraphic equivalent of the deepest producing formation in the Guaduas Field underlying the current Dindal Contract Area.

We wish to advise Ecopetrol about the results of an internal negotiation between the companies making up the Associate, in connection with the new contract. Firstly, we have decided that the operator for the new Deep Exploration Association Contract shall be the same company operating the current DINDAL Contract Area. Consequently, the operator for the deep and shallow contracts shall be GHK Company Colombia, thus complying also with Ecopetrol's interest of having the same operator for both contracts.

All the companies have agreed that GHK Company Colombia and its affiliates shall be solely responsible for the costs and risks related to the first exploratory phase of the new Deep Exploration Association Contract. The companies that have agreed to assume the cost and risk for the first exploratory phase in the new Deep Exploration Association Contract are three, namely: Seven Seas, Petrolinson and GHK Company Colombia.

Therefore, Sipetrol and Cimarrona, voluntarily state to Ecopetrol that they expressly waive being parties to the new Deep Exploration Association Contract and kindly request Ecopetrol to enter the contract with the three remaining companies mentioned and that make up the Associate. Internal agreements, including an Exploration Agreement, are in place between all the companies comprising the Associate. The Exploration Agreement allows and foresees the conditions for Sipetrol and Cimarrona to become parties to the new Deep Exploration Association Contract in the future, once the first exploratory phase of the contract is over.

Consequently, we kindly request Ecopetrol to receive the information on the internal decision by the partners and to enter the new Deep Exploration Association Contract with Seven Seas Petroleum Colombia Inc., Petrolinson S.A. and GHK Company Colombia, and the latter shall act as the Operator.

Sincerely,




--------------------------
GHK COMPANY COLOMBIA
Legal Representative



---------------------------------
PETROLINSON S.A.
Legal Representative



----------------------------------------
SEVEN SEAS PETROLEUM COLOMBIA INC.
Legal Representative



---------------------------------------------------------------
 SOCIEDAD INTERNACIONAL PETROLERA, S.A., Legal Representative

------------------------------------------
CIMARRONA LIMITED LIABILITY COMPANY
Legal Representative

    EXHIBIT "B1" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum
  Colombia, Inc., Petrolinson S. A., and Sociedad Internacional Petrolera S.A.

  (Form of Assignment to be used to transfer a convertible Overriding Royalty
   Interest to Sipetrol if Farmees sign the On Top Contract, and satisfy the
                              Earning Obligations)

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors," and

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile (hereinafter called "Assignee").

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, Assignee and Cimarrona L.L.C. severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights," and,

         WHEREAS, Assignee, Assignors, and Cimarrona L.L.C. entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignors and Ecopetrol entered into a new Association Contract effective on _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract; and

         WHEREAS, Assignors and Assignee have agreed that Assignee is entitled to an Overriding Royalty Interest equal to four point eight six one one five percent (4.86115%) of 8/8ths of all the Hydrocarbons produced from the Contract Area under the Contract, without reduction for any purpose, except said interest shall be proportionately reduced by, any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the Contract (the "Assigned Interests").

         NOW, THEREFORE:

         1.       Assignors hereby assign to Assignee the Assigned Interests.

         2. Assignee shall have the option to convert the Assigned Interests into an undivided equity or working interest, as provided in the Exploration Agreement. In the event that Assignee elects to so convert the Assigned Interests, Sipetrol shall be assigned an undivided sixteen point four five percent (16.45%) of 8/8ths of the Associates' rights, obligations, duties and interests in and under the Contract, thereby vesting in Sipetrol sixteen point four five percent (16.45%) of 8/8ths of the Associates' rights, obligations, duties and interests in and under the Contract. In the event of such election, Assignors and Sipetrol shall enter into the form of Assignment attached hereto as Exhibit "A" in order to give effect to the conversion.

         3. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         4. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         5. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.


By:  ___________________________    By: __________________________

Name:  ________________________     Name: _______________________

Title: __________________________   Title: ________________________


Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.


By:  ___________________________    By: __________________________

Name:  ________________________     Name: _______________________

Title: __________________________   Title: ________________________

   Exhibit "A" to the Assignment dated _________, _______ between GHK Company
    Colombia, Seven Seas Petroleum Colombia, Inc., and Petrolinson S. A. as
        Assignors and Sociedad Internacional Petrolera S.A. as Assignee.

              ASSIGNMENT TO CONVERT AN OVERRIDING ROYALTY INTEREST

      (This form is to be used to assign an equity interest to Sipetrol if Farmees have satisfied the Earning Obligations and Sipetrol elects to convert the Overriding Royalty Interest into an equity interest)

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are herein collectively referred to as "Assignors," and,

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile, (hereinafter called "Assignee").

         WHEREAS, Empressa Colombiana de Petroleos ("Ecopetrol"), Assignors, Assignee and Cimarrona L.L.C. severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights," and,

         WHEREAS, Assignee and Assignors entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignors and Ecopetrol entered into a new Association Contract dated _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract, less and except the Overriding Royalty Interest held by Assignee and a certain interest held by or dedicated to Cimarrona L.L.C.;

         WHEREAS, Assignors assigned to Assignee an Overriding Royalty Interest equal to four point eight six one one five percent (4.86115%) of 8/8ths of all the Hydrocarbons produced from the Contract Area under the Contract, without reduction for any purpose, except that said interests shall be proportionately reduced by, any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the Contract. Said Overriding Royalty Interest is convertible by the Assignees into an equity interest, as set forth in said assignment; and

         WHEREAS, Assignors and Assignees have agreed that Assignors have satisfied the Earning Obligations and Assignee, under the previous Assignment and holder of the said Overriding Royalty Interest, has elected to convert the said interests into an equity or working interest equal to an undivided sixteen point four five percent (16.45%) of 8/8ths of all the rights, obligations, duties and interests of the Associates under the Contract ("Assigned Interest").

     NOW, THEREFORE:

         1. Assignors hereby assign to Assignee the Assigned Interest in exchange for Assignee's election, hereby given, to convert (and extinguish) the Overriding Royalty Interest into and in favor of the said Assigned Interest.

         2. Assignors warrant to Assignee the title to the above-described Assigned Interest against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3.       Assignee hereby accepts and assumes the Assigned Interest.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.


By:  ____________________________   By: ___________________________

Name:  __________________________   Name: _________________________

Title: __________________________   Title: ________________________


Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By:  ____________________________   By: ___________________________

Name:  __________________________   Name: _________________________

Title: __________________________   Title: ________________________

    EXHIBIT "B2" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum
            Colombia, Inc., Petrolinson S. A., and Cimarrona L.L.C.

 (Form of Assignment to be used to transfer an interest to Cimarrona if Farmees sign the On-Top Contract and satisfy the Earning Obligations)

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors", and

         Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Assignee").

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, Assignee, and Sociedad Internacional Petrolera S.A. severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights," and,

         WHEREAS, Assignee, Assignors, and Sociedad Internacional Petrolera S.A. entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignors and Ecopetrol entered into a new Association Contract effective on _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract, less an interest held by or dedicated to Sipetrol S.A.; and

         WHEREAS, Assignors and Assignee have agreed that Assignors have completed the Earning Obligations and Cimarrona is entitled to an undivided nine point four percent (9.4%) of 8/8ths of all the rights, obligations, duties and interests of the Associates under the Contract, (the "Assigned Interests"). The Assigned Interests are subject to Assignor's right to recover the Contract Penalty from the Assignee's Entitlement produced from the Test Well and the Test Well only, as those terms are defined in the Operating Agreement and the Exploration Agreement respectively.

         NOW, THEREFORE:

         1. Assignors hereby assign to Assignees the Assigned Interests, subject to Assignor's right to recover the Contract Penalty from the Assignee's Entitlement produced from the Test Well and the Test Well only, as those terms are defined in the Operating Agreement and the Exploration Agreement respectively.

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.


By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________


Petrolinson S. A.                   Cimarrona L.L.C.


By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________

EXHIBIT "C" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

    (Form of Assignment to be used if Farmees do not sign the On-Top Contract and Farmees satisfy the Earning Obligations )

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile (hereinafter called "Sipetrol"), and

         Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Cimarrona").

         Sipetrol and Cimarrona are hereinafter referred to as "Assignors."

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignees."

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, and Assignees are the current parties under that certain Dindal Association Contract dated January 22, 1993, as amended (the "Contract"), which covered the exploration and production rights and obligations under the Dindal Association Contract Area, and,

         WHEREAS, Assignees and Assignors entered into that certain Exploration Agreement dated January 25, 2001, covering the "Deep Rights," as defined therein; and,

         WHEREAS, Assignees have drilled the "Test Well' under the Exploration Agreement and have earned and are willing to accept an assignment of certain of Assignor's interests in the Deep Rights under the Dindal Association Contract; and

         WHEREAS, (A) Sipetrol desires to assign to Assignees [Sipetrol will elect one of the following choices which will remain in the Assignment and the other choice not elected will be deleted](i) all of its Participating Interest subject to an Overriding Royalty Interest equal to four point eight six one one five percent (4.86115%) of 8/8ths of all the Hydrocarbons produced from the Deep Rights, without reduction for any purpose, except said interest shall be proportionately reduced by, any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the Contract, or (ii) an undivided fifty percent (50%) of its Participating Interest in the Deep Rights under the Contract, and (B) Cimarrona desires to assign its Entitlement (as that term is defined in the Operating Agreement) in the Deep Rights applicable to the Test Well, and the Test Well only, until the Assignees, as a group, have recovered the Contact Penalty, at which time Cimarrona's Entitlement shall revert back to Cimarrona (together, the "Assigned Interests").

         NOW, THEREFORE:

         1. Assignors hereby assign to Assignees the Assigned Interests. Said Assigned Interests shall be held by the Assignees as follows:

                  GHK                  18.967% of the Assigned Interests
                  Seven Seas           70.634% of the Assigned Interests
                  Petrolinson          10.399% of the Assigned Interests

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the Contract, as applicable.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________


Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________



Cimarrona L.L.C.

By: ___________________________

Name: _________________________

Title: ________________________

EXHIBIT "D" to that certain Exploration Agreement dated January 25, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc., Petrolinson
       S.A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

    (Form of Assignment to be used if Farmees do not sign the On-Top Contract and Farmors satisfy the Earning Obligations)


                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors."

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile (hereinafter called "Sipetrol"), and

         Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Cimarrona").

         Sipetrol and Cimarrona are hereinafter referred to as "Assignees."


         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, and Assignees are the current parties under that certain Dindal Association Contract dated January 22, 1993, as amended (the "Contract"), which covered the exploration and production rights and obligations under the Dindal Association Contract Area, and,

         WHEREAS, Assignees and Assignors entered into that certain Exploration Agreement dated January 25, 2001, covering the "Deep Rights," as defined therein; and,

         WHEREAS, Assignees have drilled the "Test Well' under the Exploration Agreement and have earned and are willing to accept an assignment of certain of Assignor's interests in the Deep Rights under the Dindal Association Contract; and

         WHEREAS, (A) Assignors desire to assign to Assignees [Assignors as a group will elect one of the following choices which will remain in the Assignment and the other choice not elected will be deleted](i) all of its Participating Interest subject to an Overriding Royalty Interest equal to eight point five two five four one percent (8.52541%) of 8/8ths of all the Hydrocarbons produced from the Deep Rights, without reduction for any purpose, except said interest shall be proportionately reduced by any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the Contract, or (ii) an undivided fifty percent (50%) of its Participating Interest in the Deep Rights under the Contract, (the "Assigned Interests").

         NOW, THEREFORE:

         1. Assignors hereby assign to Assignees the Assigned Interests. Said Assigned Interests shall be held by the Assignees as follows:

                  Sipetrol          77.778% of the Assigned Interests
                  Cimarrona         22.222% of the Assigned Interests

                  If the Assignors retain an Overriding Royalty Interest, then such retained Overriding Royalty Interest shall be owned by the Assignors in the following manner:

                  GHK               18.967% of the Overriding Royalty Interest
                  Seven Seas        70.634% of the Overriding Royalty Interest
                  Petrolinson       10.399% of the Overriding Royalty Interest

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the Contract, as applicable.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________


Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________


Cimarrona L.L.C.

By: ___________________________

Name: _________________________

Title: ________________________

EXHIBIT "E" to that certain Exploration Agreement dated January 25, 2001, by and between GHK Company Columbia, Seven Seas Petroleum Colombia, Inc., Petrolinson S.A., Sipetrol Colombia S. A., and Cimarrona L.L.C.


                                     [MAP]


                               DINDAL ASSOCIATION
                                    CONTRACT
                               BLOCK COORDINATES

EXHIBIT "F" to that certain Exploration Agreement dated the 25th day of January 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

                                   EXHIBIT "F"

                                WELL REQUIREMENTS


WELL NAME:  Los Libros

OPERATOR:   GHK Company Colombia
            Sub-thrusted and repeated Hoyon & Cimarrona

LOCATION:   New Dindal Association Contract or On-Top Contract
            Cundinamarca Department
            Colombia, S.A.

DAILY DRILLING REPORTS FAXED or E-MAILED TO:

                        Cimarrona L.L.C.
                        Attn: Robert L. Cox Jr.
                        3600 West Main, Suite 150
                        Norman, OK 73072-4636
                        Fax #: 405/329-5595
                        E-Mail: bcox@mtvassociates.com

                        Sociedad Internacional Petrolera S.A.
                        Attn: Rodolfo Cortes
                        Calle 93 B No. 17-25/49
                        Oficina 410, Chico
                        Bogota, Colombia
                        Fax: (571) 621-6988
                        E-Mail: rcortes@sipetrol.com.co
                        And such other parties with Sipetrol as may be
                             hereinafter designated

PARTIES TO BE NOTIFIED IN ADVANCE OF TESTING, CORING, LOGGING, OR
ABANDONMENT OF WELL:

                        Robert L. Cox Jr.
                        Business Phone:   405/419-5104
                        Residence Phone:  405/341-8186
                        Cellular Phone:   405/590-6354
                        Fax Phone:        405/329-5595

                        Rodolfo Cortes
                        Business Phone:   (57-1) 621-4900
                        Residence Phone:  (57-1) 624-2821
                        Cellular Phone:   (57-3) 263-2529
                        Fax Phone:        (57-1) 621-6988

PLEASE MAIL THE ITEMS LISTED BELOW TO:

                        MTV Oil & Gas, Limited Partnership
                        Attn: Robert L. Cox Jr.
                        3600 West Main, Suite 150
                        Norman, OK 73072-4636

                        Sipetrol - Colombia
                        Attn: Rodolfo Cortes
                        Calle 93 B No. 17-25/49
                        Oficina 410, Chico
                        Bogota, Colombia

NO. OF COPIES:

      2                 Electric Logs (field prints)
      2                 Electric Logs (final prints)
      1                 Daily Mud Logging and Final Report
      1                 DST, Wireline Tests, Core Analysis
      1                 Directional Surveys
      1                 Oil, Gas and Water Analysis
      1                 Bottom Hole Pressure Tests
      1                 Production Tests
      1                 All Forms filed with Governmental Agencies
      1                 Surveyed Location Plots

                    Note: All the above information in Digital Format

And one copy of such other geological data, of any kind or nature, which the operator deems necessary and expedient for the evaluation of the test well. Farmors reserve the right to make recommendations to the operator regarding additional data to be acquired during the drilling of the proposed test well, however, the operator shall be under no obligation to accept such recommendations.

EXHIBIT "G" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

                                   EXHIBIT "G"
                                    INSURANCE

Operator shall carry or provide for the benefit of the Joint Account for the Parties the type and amounts of Insurance as are shown below:

     (1) Workman's Compensation Insurance of not less than $1,000,000 per employee, as well as any benefits equal to those required by law in Colombia.

     (2) Comprehensive General Liability Insurance of not less than $3,000,000 covering liability to third parties.

     (3) Excess General Liability of not less than $20,000,000 covering liability to third parties.

     (4) Well Control / Blow out coverage of not less than $25,000,000 covering liability for regaining control of a well, plus full replacement value of the well.

     (5)  Environmental and pollution coverage of not less than $25,000,000

     (6)  All risk property / equipment insurance - full replacement value.

Operator shall procure and maintain or cause to be procured and maintained all insurance in the types and amounts required by the Dindal Association Contract or On-Top Contract and applicable laws, rules and regulations of Colombia. Additional or other insurance will be governed in accordance with the provisions of the Operating Agreement covering the Dindal Association Contract or On-Top Contract and the Farmors' and Farmee's interest therein.

EXHIBIT "H" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

 (Form of Assignment to be used if Farmees sign the On-Top Contract, but fail to satisfy the Earning Obligations and Farmors elect to exchange their Interests for 100% of the Participating Interest)

                                   ASSIGNMENT

     THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

     GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

     Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

     Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

     GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors".

     Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile (hereinafter called "Sipetrol"), and

     Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Cimarrona").

     Sipetrol and Cimarrona are hereinafter referred to as "Assignees", and,

     WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol") and Assignorsare the current parties to the On-Top Contract (as defined in the Exploration Agreement), and,

     WHEREAS, Assignees and Assignors entered into that certain Exploration Agreement ("Exploration Agreement") dated January 25, 2001, covering, inter alia, the exploration rights and obligations of the Associate under the On-Top Contract, and,

     WHEREAS, Assignors have failed to drill the Test Well defined in the Exploration Agreement and the Parties hereto are willing to terminate Sipetrol's Overriding Royalty Interest and Cimarrona's Contract Penalty in exchange for an assignment of one hundred percent (100%) of Assignors interests in the On-Top Contract, less and except an Overriding Royalty Interest equal to eight point five two five four one percent (8.52541%) of 8/8ths of all the Hydrocarbons produced under the On-Top Contract, without reduction for any purpose, except said interest shall be proportionately reduced by any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the On-Top Contract ("Assigned Interests").

     NOW, THEREFORE:

     1. Assignors hereby assign to Assignees one hundred percent (100%) of Assignors interests in the On-Top Contract, less and except the Overriding Royalty Interest equal to eight point five two five four one percent (8.52541%) of 8/8ths of all the Hydrocarbons produced from the On-Top Contract Area, without reduction for any purpose, except said interest shall be proportionately reduced by any Government right to back-in, convert, or assume a Participating Interest or working interest, which is exercised by the Government pursuant to the Contract, Said reserved Overriding Royalty Interests shall be held by the Assignors as follows:

          GHK           18.967% of the Overriding Royalty Interests

          Seven Seas    70.634% of the Overriding Royalty Interests

          Petrolinson   10.399% of the Overriding Royalty Interests

          The Assigned Interests shall be shared by Assignors in the following manner:

          Sipetrol      77.778% of the Assigned Interests

          Cimarrona     22.222% of the Assigned Interests

          The parties hereto hereby terminate Sipetrol's Overriding Royalty Interest and Cimarrona's Contract Penalty previously conveyed to Assignees by Assignors under that certain assignment dated the ____ day of __________, 2001.

     2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

     3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

     4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement or the relevant Association Contract, as applicable.

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: _____________________________   By: _______________________________

Name: ___________________________   Name: _____________________________

Title: __________________________   Title: ____________________________

Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By: _____________________________   By: _______________________________

Name: ___________________________   Name: _____________________________

Title: __________________________   Title: ____________________________



Cimarrona L.L.C.

By: _____________________________

Name: ___________________________

Title: __________________________

  Exhibit "I" to the Exploration Agreement dated January 25, 2001 between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc., and Petrolinson S. A. as
  Farmees and Sociedad Internacional Petrolera S.A. and Cimarrona as Farmors.

              ASSIGNMENT TO CONVERT AN OVERRIDING ROYALTY INTEREST

 (This form is to be used to assign an equity interest to GHK, Seven Seas, and Petrolinson if said companies elect to convert the Overriding Royalty Interest into equity interests after the Farmors have satisfied the Earning Obligations)

THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2000, by and between:

Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile (hereinafter called "Sipetrol"), and

Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Cimarrona").

Sipetrol and Cimarrona are hereinafter referred to as  "Assignors", and,

GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignees".

     WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol") and Assignors are the current parties to the On-Top Contract (as defined in the Exploration Agreement), and,

     WHEREAS, Assignees and Assignors entered into that certain Exploration Agreement ("Exploration Agreement") dated January 25, 2001, covering, inter alia, the exploration rights and obligations of the Associate under the On-Top Contract, and,

      WHEREAS, Assignors have drilled the Test Well defined in the Exploration Agreement and Assignees are willing to terminate their Overriding Royalty Interests in exchange for an assignment of an undivided twenty eight point eight five percent (28.85%) of the Associate's rights, obligations, liabilities, and interests in and to the On-Top Contract and an undivided twenty eight point eight five percent (28.85%) Participating Interest (as that term is defined in the JOA) under the JOA ("Assigned Interests"), and,

      WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract, and,

      WHEREAS, Assignees under the previous Assignment and holder of the said Overriding Royalty Interests, have elected to convert the said interests into the Assigned Interests.

      NOW, THEREFORE:

  1. Assignors hereby assign to Assignees the Assigned Interest in exchange for Assignees election to convert the Overriding Royalty Interests into the said Assigned Interests. After the transfer of the Assigned Interests hereunder the rights and interests under the On-Top Contract and the JOA shall be held by the Assignors and Assignees in the following manner:

      Sipetrol 55.339% of 8/8ths of all the rights, obligations, liabilities, and interests of the Associate under the Contract and the JOA

      Cimarrona      15.811% of 8/8ths of all the rights, obligations,
                     liabilities, and interests of the Associate under the Contract and the JOA

      GHK 5.472% of 8/8ths of all the rights, obligations, liabilities, and interests of the Associate under the Contract and the JOA

      Seven Seas     20.378% of 8/8ths of all the rights, obligations,
                     liabilities, and interests of the Associate under the Contract and the JOA

      Petrolinson    3.000% of 8/8ths of all the rights, obligations,
                     liabilities, and interests of the Associate under the Contract and the JOA

    Assignees hereby terminate the Overriding Royalty Interests previously reserved by Assignees under that certain assignment dated the ____ day of __________, 200_.

   2. Assignors warrant to Assignees the title to the above-described Assigned Interest against any person or entity claiming by through, or under Assignors, but not otherwise.

   3. Assignees hereby accept and assume the Assigned Interest.

   4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and the exhibits attached thereto or the relevant Association Contract, as applicable.


      IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their respective duly authorized representatives.


GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: _____________________________   By: _______________________________

Name: ___________________________   Name: _____________________________

Title: __________________________   Title: ____________________________



Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By: _____________________________   By: _______________________________

Name: ___________________________   Name: _____________________________

Title: __________________________   Title: ____________________________



Cimarrona L.L.C.

By: _____________________________

Name: ___________________________

Title: __________________________

                          EXHIBIT "L" TO THAT CERTAIN

                          EXPLORATION AGREEMENT DATED

                           JANUARY 25, 2001, BY AND

                         BETWEEN GHK COMPANY COLOMBIA,

                       SEVEN SEAS PETROLEUM COLOMBIA, INC.

                               PETROLINSON S.A.,

                            SIPETROL COLOMBIA., AND

                                CIMARRONA L.L.C

                                 LOAN AGREEMENT

                                     BETWEEN

                            SEVEN SEAS PETROLEUM INC.

                                       AND

                            STILLWATER NATIONAL BANK
                             AND TRUST COMPANY, N.A.















                                DECEMBER 20, 2000



                           SELF, GIDDENS & LEES, INC.
                            ATTORNEYS AND COUNSELORS
   2725 OKLAHOMA TOWER o 210 PARK AVENUE o OKLAHOMA CITY, OKLAHOMA 73102-5604
              TELEPHONE (405) 232-3001 o TELECOPIER (405) 232-5553

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----

1. Definition of Terms ....................................................... 1
   1.1      Change of Control ................................................ 1
   1.2      Closing Date ..................................................... 2
   1.3      Collateral ....................................................... 2
   1.4      Default .......................................................... 2
   1.5      Guarantees ....................................................... 2
   1.6      Guarantor Collateral ............................................. 2
   1.7      Guarantors ....................................................... 2
   1.8      Guarantor Security Agreement ..................................... 2
   1.9      Loan ............................................................. 3
   1.10     Loan Documents ................................................... 3
   1.11     Note ............................................................. 3
   1.12     Obligations ...................................................... 3
   1.13     Person ........................................................... 3
   1.14     Pledged Stock .................................................... 3
   1.15     Reference Rate ................................................... 4
   1.16     Stock Pledge Agreement ........................................... 4
   1.17     Subsidiaries ..................................................... 4

2. Lending Agreement ......................................................... 4

3. Loan ...................................................................... 4
   3.1      Term ............................................................. 5
   3.2      Interest ......................................................... 5
   3.3      Payments ......................................................... 5
   3.4      Voluntary Prepayment ............................................. 5

4. Advances; Payments ........................................................ 5
   4.1      Use of Proceeds .................................................. 5
   4.2      Request for Advance .............................................. 5
   4.3      Place of Advances and Payments ................................... 5

5. Collateral Security ....................................................... 6

6. Conditions of Lending ..................................................... 6
   6.1      Loan Documents ................................................... 6
   6.2      Authority ........................................................ 6
   6.3      No Default ....................................................... 6
   6.4      Opinion of Counsel ............................................... 6
   6.5      Arrangement Fee .................................................. 6



   6.6      Other Information ................................................ 6
   6.7      Prohibitive Orders ............................................... 7
   6.8      Information and Consents ......................................... 7
   6.9      Assignments ...................................................... 7

7. Representations ........................................................... 7
   7.1      Existence ........................................................ 7
   7.2      Authorized Capital Stock ......................................... 7
   7.3      Financial Condition .............................................. 7
   7.4      Liabilities ...................................................... 8
   7.5      Ownership ........................................................ 8
   7.6      Permits .......................................................... 8
   7.7      Taxes ............................................................ 8
   7.8      Litigation ....................................................... 8
   7.9      No Default ....................................................... 9
   7.10     Full Disclosure .................................................. 9
   7.11     Survival of Representations ...................................... 9
   7.12     Solvency ......................................................... 9

8. Affirmative Covenants ..................................................... 9
   8.1      Performance of Obligations ....................................... 9
   8.2      Notifications .................................................... 9
   8.3      Records Inspections ..............................................10
   8.4      Financial Information ............................................10
            8.4.1 Financial Statements .......................................10
            8.4.2 Other Information ..........................................10
   8.5      Accounts .........................................................11
   8.6      Additional Documents .............................................11
   8.7      Governmental Approvals ...........................................11
   8.8      Taxes ............................................................11
   8.9      Access ...........................................................11
   8.10     Operation ........................................................11
   8.11     Qualification; Licenses ..........................................11
   8.12     Insurance ........................................................11
   8.13     Operation, Title, Pledge .........................................12
   8.14     Compliance with Applicable Law ...................................12
   8.15     Legal Existence ..................................................12

9. Negative Covenants ........................................................12
   9.1      Creation of Liens ................................................12
   9.2      Liquidation, Merger or Sale of Assets ............................12
   9.3      Creation of Debt .................................................12
   9.4      Loans and Guaranties .............................................13
   9.5      Transfers ........................................................13
   9.6      Other Agreements .................................................13



     9.7      Limitation on Distributions and Redemptions ......................13
     9.8      Transactions with Affiliates .....................................13
     9.9      Subsidiaries .....................................................13

10.  Default ...................................................................13
     10.1     Nonpayment of Note ...............................................14
     10.2     Other Nonpayment .................................................14
     10.3     Breach of Agreement ..............................................14
     10.4     Lien Filings .....................................................14
     10.5     Other Agreements .................................................14
     10.6     Representations ..................................................14
     10.7     Bankruptcy .......................................................14
     10.8     Judgment .........................................................14
     10.9     Maturity of Other Debt ...........................................14
     10.10    Failure of Liens .................................................15
     10.11    Indenture ........................................................15
     10.12    Change of Control ................................................15
     10.13    Opportunity to Cure ..............................................15

11.  Remedies ..................................................................15
     11.1     Acceleration of Note .............................................15
     11.2     Selective Enforcement ............................................15
     11.3     Performance by Bank ..............................................15
     11.4     Waiver of Default ................................................16
     11.5     Deposits; Setoff .................................................16

12.  Miscellaneous .............................................................16
     12.1     Participating Banks ..............................................16
     12.2     Cumulative Remedies ..............................................16
     12.3     Survival of Representations ......................................16
     12.4     Expenses .........................................................17
     12.5     Notices ..........................................................17
     12.6     Construction .....................................................17
     12.7     Binding Effect ...................................................18
     12.8     No Third Party Beneficiaries .....................................18
     12.9     Assignment .......................................................18
     12.10    Time .............................................................18
     12.11    Severability .....................................................18
     12.12    Verbal Change ....................................................18
     12.13    No Waiver ........................................................18
     12.14    Acknowledgments and Admissions ...................................18
     12.15    JOINT ACKNOWLEDGMENT .............................................19
     12.16    INDEMNITY ........................................................19
     12.17    WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. .....................20

Schedule "1.5"             -        Guaranty Agreement
Schedule "1.8"             -        Guarantor Security Agreement
Schedule "1.11"            -        Promissory Note
Schedule "1.14"            -        Subsidiaries and Pledged Stock
Schedule "1.16"            -        Stock Pledge Agreement
Schedule "9.9"             -        Other Subsidiaries

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "Agreement") is made effective the 20th day of December, 2000, between SEVEN SEAS PETROLEUM INC., a Yukon Territory, Canada corporation (the "Borrower"), and STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the "Bank").

                                  WITNESSETH:

         WHEREAS, the Borrower has requested that the Bank loan the Borrower funds to provide a working capital line of credit, which the Bank is willing to do subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the funds to be advanced by the Bank under the Note (as hereinafter defined) and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

1. Definition of Terms. All terms defined in this Agreement will have the defined meaning when used in any of the Loan Documents (as hereinafter defined) unless the context otherwise requires. Each accounting term not defined herein, and each accounting term partly defined herein to the extent not defined, will have the meaning given to it under generally accepted accounting principles. As used in this Agreement, the following terms will have the meanings indicated:

     1.1 Change of Control . The occurrence of any of the following events: (a) any Person other than the Borrower or one of the Borrower's wholly-owned Subsidiaries acquires or holds any legal or beneficial ownership of any Subsidiary; (b) any Person or two or more Persons acting as a group acquires beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended, and including holding proxies to vote for the election of directors other than proxies held by the Borrower's management or their designees to be voted in favor of Persons nominated by the Borrower's Board of Directors) of fifty percent (50%) or more of the outstanding voting securities of the Borrower, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Borrower);
          (c) one-third or more of the directors of the Borrower consists of Persons not nominated by the Borrower's Board of Directors (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders agreements, voting trust arrangements or similar arrangements); or (d) the merger or consolidation of the Borrower with or into another Person or the merger or consolidation of another Person into the Borrower, or the sale of all or substantially all of the assets of the Borrower and the Subsidiaries to another Person (other than a Person that is controlled by the Borrower or one or more of the Subsidiaries), and, in the case of any such merger or consolidation, the securities of the Borrower that are outstanding immediately prior to such transaction and which represent one hundred percent (100%) of the aggregate voting power of the voting stock of the Borrower are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the voting stock of the surviving corporation.

     1.2 Closing Date. The date upon which the Loan Documents are signed by the Borrower and the Guarantors and accepted by the Bank at the Bank's office in Oklahoma City, Oklahoma, all in form and substance satisfactory to the Bank.

     1.3 Collateral. All of the Borrower's and the Guarantors' right, title and interest in and to the property described in the Loan Documents whether now owned or hereafter acquired including without limitation:
          (a) the Guarantor Collateral; (b) the Pledged Stock; and (c) all additions and accessions to, replacements of, substitutions for, dividends on and proceeds from any of the items listed in the foregoing parts (a) and (b).

     1.4 Default. The occurrence of any of the events specified in paragraph 10 of this Agreement.

     1.5 Guarantees. The agreement to be executed by the Guarantors in favor of the Bank in substantially the form of Schedule "1.5" attached hereto as a part hereof, whereby the Guarantors unconditionally guarantee to the Bank payment of all Obligations now or hereafter owing to the Bank by the Borrower in connection with the Loan Documents and the full and complete performance by the Borrower of the Loan Documents.

     1.6 Guarantor Collateral. The certificates of deposit or government securities in form and substance satisfactory to the Bank owned by one or more of the Guarantors and pledged to the Bank to secure payment of the Obligations.

     1.7 Guarantors. The joint and several reference to (a) Robert A. Hefner III, an individual ("Hefner"), (b) The GHK Company L.L.C., an Oklahoma limited liability company ("GHK"), and (c) Ramiiilaj A Limited Partnership, a Texas limited partnership ("Ramiiilaj").

     1.8 Guarantor Security Agreement . The instrument and all extensions, renewals and modifications thereof, executed and delivered to the Bank by the Guarantors granting to the Bank a first perfected security interest in and to the Guarantor Collateral in substantially the form of Schedule "1.8" attached hereto as a part hereof.

     1.9 Loan. The loan by the Bank to the Borrower evidenced by the Note in the principal amount not to exceed TEN MILLION DOLLARS
          ($10,000,000.00).

     1.10 Loan Documents. This Agreement, the Guarantees, the Guarantor
          Security Agreement, the Note, the Stock Pledge Agreement and all other instruments executed and delivered by the Borrower, the Guarantors or any other Person or entity in connection with the Loan contemplated by this Agreement, all instruments issued pursuant to the foregoing documents and all extensions, renewals, modifications and amendments thereof.

     1.11 Note. The promissory note and all extensions, renewals, modifications, consolidations and increases thereof executed by the Borrower and delivered to the Bank pursuant to this Agreement to evidence the Loan and advances thereunder contemplated by this Agreement in the principal amount of TEN MILLION DOLLARS ($10,000,000.00). The Note will be payable on the terms stated in paragraph 3 of this Agreement and will be in substantially the form of Schedule "1.11" attached hereto as a part hereof.

     1.12 Obligations. The obligation of the Borrower to: (a) pay the principal of and interest on the Note in accordance with the terms thereof and to satisfy all of the Borrower's other liabilities to the Bank, whether under this Agreement or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications, renewals, or increases thereof and substitutions therefor; (b) repay to the Bank all amounts advanced by the Bank under this Agreement or otherwise on behalf of the Borrower including, without limitation, overdrafts and advances for principal or interest payments to other secured parties, mortgagees, lessors or lienors, or for taxes, levies, insurance, rent, repairs to or maintenance or storage of any of the Collateral; (c) reimburse the Bank, on demand, for all of the Bank's expenses and costs including reasonable fees and expenses of the Bank's counsel in connection with the preparation, negotiation, amendment, modification, or enforcement of this Agreement and the Loan Documents including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in this paragraph 1.12; and (d) perform all other obligations of the Borrower under the Loan Documents.

     1.13 Person. An individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, tribunal, or any other legally recognizable entity.

     1.14 Pledged Stock. All of the issued and outstanding capital stock of the Subsidiaries owned by the Borrower and certain of the Borrower's Subsidiaries as set forth at Schedule "1.14" attached hereto as a part hereof.

     1.15 Reference Rate. The national prime fluctuating rate of interest published from time to time in The Wall Street Journal (whether or not charged or published by the Bank). It is a rate recognized by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors and is used as a reference point by the Bank for pricing some loans. The Bank may price loans at, above or below the Reference Rate. Any change in the Reference Rate will take effect, without notice (which notice is hereby waived), on the day such change is published in The Wall Street Journal.

     1.16 Stock Pledge Agreement. The instrument and all extensions, renewals and modifications thereof, executed and delivered to the Bank by the Borrower and certain of the Borrower's Subsidiaries granting to the Bank a first perfected security interest in and to the Pledged Stock in substantially the form of Schedule "1.16" attached hereto as a part hereof.

     1.17 Subsidiaries. The wholly owned subsidiaries of the Borrower listed at Schedule "1.14" attached hereto as a part hereof.

2. Lending Agreement. Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrower and the Borrower agrees to borrow from the Bank up to the principal amount of the Note which represents the total amount of the Loan. Notwithstanding any other provision of the Loan Documents, any advance herein provided for will not be required to be made by the Bank if since the Closing Date and up to the date of such requested advance: (a) any event of Default, or any event which, with notice or passage of time, would constitute an event of Default, has occurred and has not been cured by the Borrower or waived by the Bank; (b) Hefner has died or has been judicially declared incompetent;
(c) the Borrower's right to do business has been suspended by Yukon Territory, Canada, and has not been continued in the Cayman Islands; (d) the Borrower requests such additional advance for any purpose other than the purposes set forth at paragraph 4.1 of this Agreement; (e) there has been, in the reasonable opinion of the Bank, a material adverse change in the financial condition of any Guarantor from that shown by the financial statements referenced in this Agreement; (f) any litigation or governmental proceeding has been instituted involving the Collateral which, in the opinion of the Bank will, to a material extent, adversely affect the value of the Collateral; or (g) if, since the date of this Agreement and up to the date of the advance request, any liens, claims or encumbrances against the Collateral have been made or filed and have not been removed or settled to the satisfaction of the Bank. On the Bank's request, prior to the making of any such advance, the Borrower will furnish to the Bank a certificate dated the requested date of such advance and signed by the Borrower to the effect that no change or event referred to in clauses (a), (b), (c), (d),
(e), (f) and (g) of this paragraph has occurred.

3. Loan. The Borrower and the Bank specifically agree that the aggregate of advances made during the term of the Note may exceed the face amount thereof, but the unpaid principal balance at any time will not exceed such face amount. The Loan will be evidenced by the Note and will be payable as follows:

     3.1 Term. The term of the Note will be for the period commencing on the Closing Date and ending on December 31, 2001 (the "Maturity Date").

     3.2 Interest. Prior to Default, advances under the Note will bear interest from the date of advance at the per annum rate equal to the Reference Rate plus 75/100 percent (.75%). After Default, all amounts due under the Note will bear interest at the greater of: (a) fifteen percent (15%) per annum; or (b) the Reference Rate plus five percent (5%) per annum. All interest will be computed for the actual number of days elapsed at a per diem charge based on a year consisting of three hundred sixty (360) days.

     3.3 Payments. Provided that no event of Default has occurred or is continuing under any of the Loan Documents, there will be no required principal payments on the Note until the Maturity Date. Commencing on January 31, 2001, and on the last day of each successive month thereafter until the Note is paid in full, the Borrower will pay to the Bank all accrued unpaid interest on the Note. The entire unpaid principal balance of the Note plus all accrued and unpaid interest thereon will be due and payable on the Maturity Date.

     3.4 Voluntary Prepayment. The Borrower will have the right at any time to prepay the Note in whole or in part, without premium or penalty, but with interest accrued to the date of prepayment.

4. Advances; Payments. Advances under the Note will be made by the Bank for the following purposes and subject to the following limitations:

     4.1 Use of Proceeds. All proceeds of each advance under the Note will be used solely for: (a) working capital purposes; and (b) payment of costs incurred by the Borrower or the Bank in connection with the preparation, administration and enforcement of the Loan Documents.

     4.2 Request for Advance. Not later than 11:00 a.m. on the date of advance, the Borrower will notify the Bank in writing of the total amount of the requested advance under the Note.

     4.3 Place of Advances and Payments. Advances under the Note will be made at the Bank's office or by wire transfer of immediately available funds to a bank account designated by the Borrower in the advance request. All payments and prepayments of principal or interest on the Note will be made to the Bank in collected and freely transferable funds at or before 11:00 a.m. Oklahoma City, Oklahoma time on the date due at the Bank's office at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma. All payments will be paid in full without set off or counterclaim and without reduction for, and free from, any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof. If any payment under the Note or this Agreement becomes due and payable on a day other than a business day, the maturity thereof will be extended to the next succeeding business day and such extension of time will in such case be included in the computation of payments of interest.

5. Collateral Security. Payment and performance of the Obligations will be secured by the Guarantees, all of the Collateral and such other or additional property as is agreed to by the Borrower and the Bank.

6. Conditions of Lending. The obligation of the Bank to perform this Agreement to make the initial or any future advances under the Note is subject to the satisfaction and continued performance by the Borrower and the Guarantors of the following conditions precedent:

     6.1 Loan Documents. The execution, acknowledgment (where appropriate) and delivery by the appropriate parties of the Loan Documents, all in form and substance satisfactory to the Bank, and delivery of possession to the Bank of any Collateral the possession of which is necessary to perfect the Bank's security interest including, without limitation, any certificates evidencing the Pledged Stock.

     6.2 Authority. The Bank will have received: (a) certified copies of the instruments creating the Borrower, GHK and Ramiiilaj and/or governing the operation of the Borrower, GHK and Ramiiilaj, complete with all amendments thereto and certificates to be filed in connection therewith; and (b) certified copies of resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Loan Documents, all in form and substance satisfactory to the Bank.

     6.3 No Default. The representations and warranties set forth in paragraph 7 of this Agreement will be true and correct on and as of the date of the initial advance of funds under the Note and each additional advance with the same effect as if such representations and warranties had been made on and as of such date and there will have occurred and be continuing no Default.

     6.4 Opinion of Counsel. The Bank will have received the opinion or opinions of the Borrower's and the Guarantors' counsel in form and substance reasonably acceptable to the Bank and the Bank's counsel.

     6.5 Arrangement Fee. The Bank will have received a non-refundable arrangement fee from the Borrower in the amount of Twelve Thousand Five Hundred Dollars ($12,500.00) as reimbursement to the Bank for processing the Loan.

     6.6 Other Information. The Bank will have received current financial statements for the Borrower and the Guarantors and such other information, documents and instruments concerning the Borrower, the Subsidiaries, the Guarantors and the Collateral, as the Bank reasonably requests.

     6.7 Prohibitive Orders. No order, writ or injunction of any court or administrative agency is in effect or is being sought prohibiting the transactions contemplated by this Agreement or the other Loan Documents.

     6.8 Information and Consents. The Borrower and the Guarantors will have furnished to the Bank any consents of third parties to the transactions contemplated by this Agreement which may be required under any other agreements binding on the Borrower, any of the Subsidiaries or the Guarantors.

     6.9 Assignments. With respect to any secured indebtedness being paid off out of an advance under the Note, the Bank will have received an assignment, in form and substance satisfactory to the Bank, of all liens, encumbrances and security interests securing such indebtedness.

7. Representations. The Borrower represents and warrants to the Bank that the following circumstances exist on the date of this Agreement and will continually exist throughout the term of the Loan:

     7.1 Existence. The Borrower is and will continue to be a corporation duly organized and validly existing under the laws of Yukon Territory, Canada until such corporate existence is duly and validly continued in the Cayman Islands. Each of the Subsidiaries is and will continue to be a corporation duly organized and validly existing under the laws of the jurisdiction under which such Subsidiary was formed. GHK is and will continue to be a limited liability company duly organized and validly existing under the laws of the State of Oklahoma. Ramiiilaj is and will continue to be a limited partnership duly organized and validly existing under the laws of the State of Texas. The Borrower, GHK and Ramiiilaj and have adequate power, authority and legal right to enter into and carry out the provisions of the Loan Documents, to borrow money and to give security for borrowings as required by this Agreement and to consummate the transactions hereby contemplated. The Loan Documents, upon their execution and delivery, will constitute valid, legal and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights.

     7.2 Authorized Capital Stock. The authorized capital stock and outstanding capital stock of each of the Subsidiaries is as set forth at Schedule "1.14" attached hereto as a part hereof and there are no outstanding options, warrants or other convertible securities issued or outstanding with respect to any of the Subsidiaries.

     7.3 Financial Condition. The Borrower's consolidated financial statements dated as of September 30, 2000, and the Guarantors' financial statements dated as of June

          30,2000, copies of which have been furnished to the Bank, are correct and complete and fairly reflect the financial condition of the Borrower, the Subsidiaries and the Guarantors as of the date thereof and have been prepared in conformity with accounting principles applied on a basis consistent with that of preceding periods. There has occurred no material adverse change in the financial condition of the Borrower, any of the Subsidiaries or the Guarantors from the date of such financial statements to the date of execution of this Agreement.

     7.4 Liabilities. Neither the Borrower, any of the Subsidiaries nor any Guarantor has any material liabilities, direct or contingent, except those disclosed in the financial statements referred to in paragraph
          7.3 of this Agreement.

     7.5 Ownership. The Borrower has good and marketable title to the Pledged Stock, free and clear of all liens, security interest, claims or encumbrances, except for liens and security interests in favor of the Bank. The Guarantors have good and marketable title to the Guarantor Collateral, free and clear of all liens, security interest, claims or encumbrances, except for liens and security interests in favor of the Bank

     7.6 Permits. The Borrower and each of the Subsidiaries has, or will obtain, all governmental and private permits, certificates, consents and franchises which are material to the business, property, assets, operations or condition, financial or otherwise, of the Borrower or the Subsidiaries, to carry on their respective businesses as now being conducted and to own or lease and operate their respective properties as now owned or leased. All such governmental and private permits, certificates, consents and franchises are, or will be, valid and subsisting, and, to the best knowledge of the Borrower and the Guarantors, there is no existing violation thereof.

     7.7 Taxes. The Borrower, each of the Subsidiaries and the Guarantors have filed all Canadian, foreign, federal, state and local tax returns which are required to be filed and has paid or made provisions for payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. Neither the Borrower nor the Guarantors know of any basis for the assessment of any deficiency taxes.

     7.8 Litigation. There is no action, suit, proceeding or investigation pending, or, to their knowledge, threatened against the Borrower, any of the Subsidiaries, any Guarantor or the Collateral which will: (a) materially and adversely affect the Borrower, the Guarantors or the Collateral; (b) impair the ability of the Borrower or the Subsidiaries to carry on their respective businesses as presently contemplated; or
          (c) result in any substantial liability not adequately covered by insurance.

     7.9 No Default. The execution, delivery and performance by the Borrower and the Guarantors of this Agreement and the Loan Documents will not violate any provision or constitute a default under any indenture, agreement or instrument to which the Borrower, any of the Subsidiaries or any Guarantor is a party or by which the Borrower, any of the Subsidiaries, any Guarantor or the Collateral is bound or affected.

     7.10 Full Disclosure. Neither this Agreement nor any statement or instrument referred to herein nor any other information, report or statement delivered to the Bank by the Borrower or the Guarantors contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

     7.11 Survival of Representations. All representations and warranties made by the Borrower and the Guarantors herein will survive the delivery of the Loan Documents and the making of the Loan evidenced thereby, and any investigation at any time made by or on behalf of the Bank will not diminish the Bank's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower or the Guarantors under or pursuant to this Agreement or in connection with the transactions contemplated hereby will constitute representations and warranties made by the Borrower and the Guarantors hereunder.

     7.12 Solvency. Upon giving effect to the issuance of the Note, the execution of the Loan Documents by the Borrower and the Guarantors and the consummation of the transactions contemplated hereby, the Borrower and the Guarantors will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar laws).

8. Affirmative Covenants. Until the expiration of the Bank's obligation to advance funds under this Agreement and the payment in full of the Obligations, unless the Bank otherwise consents in writing, the Borrower agrees to perform or cause to be performed the following:

     8.1 Performance of Obligations. The Borrower will pay and perform all Obligations under the Loan Documents. The Borrower and the Subsidiaries will perform all obligations under all material contracts and agreements relating to their respective businesses, and will enforce the performance of the obligations of the other parties thereto.

     8.2 Notifications. The Borrower will give prompt written notice to the Bank of: (a) any event of Default; (b) any change of management of the Borrower; (c) all material litigation affecting the Borrower, the Subsidiaries, the Guarantors or the Collateral; and (d) any other matter which has resulted in, or might result in (i) a material adverse change in the consolidated financial condition of the Borrower, the Subsidiaries or the Guarantors or (ii) a material adverse change in the ability of the Borrower to perform the Obligations, warranties, covenants and conditions of the Loan Documents.

     8.3 Records Inspections. The Borrower and the Subsidiaries will maintain full and accurate accounts and records of operations on a basis consistent with prior periods. The Borrower will permit the Bank and the Bank's designated representatives to have access to the records and accounts of the Borrower and the Subsidiaries at all reasonable times to perform such inspections, audits and examinations as the Bank might reasonably request from time to time.

     8.4 Financial Information. The Borrower and the Guarantors will furnish to the Bank:

          8.4.1 Financial Statements. Accurate books and records of account will be kept by the Borrower and the Guarantors in accordance with accounting principles consistently applied. The Bank will have the right to examine and copy such books and records and the Canadian, foreign, federal and state income tax returns of the Borrower and the Guarantors, to discuss the affairs, finances and accounts of the Borrower and the Guarantors, and to be informed as to the same at such times and intervals as the Bank might reasonably request. The Borrower will furnish to the Bank no later than ninety (90) days after the close of the Borrower's fiscal year, year end annual audited consolidated financial statements of the Borrower. The annual audited financial statements of the Borrower will be prepared by an independent certified public accounting firm selected by the Borrower and approved by the Bank, will be prepared in accordance with generally accepted accounting principles consistently applied and will be certified to the Bank. The Guarantors will furnish to the Bank annual year end financial statements. The financial statements of the Guarantors will be certified to the Bank, will be prepared in accordance with generally accepted accounting principles consistently applied and will be in form and substance satisfactory to the Bank. Within thirty (30) days after request by the Bank, the Borrower and the Guarantors will furnish to the Bank complete copies of all Canadian, foreign, federal and state income tax returns for the preceding year with all schedules attached.

          8.4.2 Other Information. At the Bank's request from time to time, the Borrower and the Guarantors will provide the Bank with such other information as the Bank may reasonably request regarding the business affairs and financial condition of the Borrower, the Subsidiaries and the Guarantors and the Borrower and the Guarantors will provide access to the Bank at all reasonable times to all documents and information relating to the Collateral.

     8.5 Accounts. The Borrower will maintain the Borrower's primary accounts on deposit with a financial institution approved by the Bank which approval will not be unreasonably withheld.

     8.6 Additional Documents. The Borrower and the Guarantors will promptly, on demand by the Bank, perform or cause to be performed such actions and execute or cause to be executed all such additional agreements, contracts, indentures, documents and instruments as might be reasonably requested by the Bank to satisfy the requirements of this Agreement and the disbursement of funds hereunder.

     8.7 Governmental Approvals. The Borrower will obtain and continuously maintain and will cause each of the Subsidiaries to obtain and continuously maintain all permits, licenses, easements, rights-of-way and governmental authorities necessary for the proper operation of their respective businesses.

     8.8 Taxes. All taxes, assessments, governmental charges and levies imposed on the Borrower, the Subsidiaries or the Guarantors or the assets, income or profits of the Borrower, the Subsidiaries or the Guarantors, will be paid prior to the date on which penalties attach thereto, provided that neither the Borrower, the Subsidiaries nor the Guarantors will be required to pay any such charge which is being contested in good faith by proper proceedings and for which adequate reserves have been established under generally accepted accounting principles.

     8.9 Access. Any representative of the Bank will have reasonable access to the Collateral and any other business property owned by the Borrower or the Guarantors.

     8.10 Operation. The Borrower agrees to operate its business and to cause each of the Subsidiaries to operate their respective businesses in a prudent and efficient manner consistent with normal industry practices.

     8.11 Qualification; Licenses. The Borrower will take such actions or cause such actions to be taken as might be required to maintain the existence of the Borrower and each of the Subsidiaries and all governmental and private permits, licenses and authorities of the Borrower and the Subsidiaries necessary or desirable to the continuation of their respective businesses and will comply with all statutes and governmental regulations.

     8.12 Insurance. Policies of insurance will be maintained by the Borrower and the Subsidiaries with companies, in amounts, and against reasonable risks satisfactory to the Bank. The Borrower and the Guarantors will furnish the Bank with a schedule of all insurance policies in effect and, upon request of the Bank, evidence of payment of the premium for each insurance policy.

     8.13 Operation, Title, Pledge. The Borrower agrees to grant to the Bank first perfected security interests covering all of the Collateral and to promptly deliver to the Bank such security documents and other instruments as might be required by the Bank to subject the Collateral to liens in favor of the Bank. The Borrower will maintain and defend good and marketable title to the Collateral free and clear of all claims, liens or encumbrances except those in favor of the Bank.

     8.14 Compliance with Applicable Law. The Borrower and the Guarantors will continuously comply with all applicable regulations, rules, ordinances or orders of the United States of America, any state, or any other jurisdiction, or of any agency of federal state and local taxing authority or other agency which might materially and adversely affect the business, operations or financial condition of the Borrower.

     8.15 Legal Existence. The Borrower will take such actions or cause such actions to be taken as might be required to maintain the legal existence of the Borrower and each of the Subsidiaries and the right to conduct their respective businesses in those countries and states in which the nature of the business requires qualification to do business therein, will comply with and will cause each of the Subsidiaries to comply with all valid and applicable statutes, rules and regulations and will continue to conduct the respective businesses of the Borrower and the Subsidiaries in substantially the same manner and field as such businesses are now conducted.

9. Negative Covenants. The Borrower agrees that until the expiration of the obligation of the Bank to advance funds under this Agreement and payment in full of the Obligations, unless the Bank waives compliance in writing:

     9.1 Creation of Liens. Neither the Borrower, any of the Subsidiaries nor the Guarantors will create, assume or suffer to exist any pledge, security interest, encumbrance or other lien (including the lien of an attachment, judgment or execution) securing a charge or obligation affecting any or all of the Collateral, excluding only the liens granted to the Bank.

     9.2 Liquidation, Merger or Sale of Assets. Neither the Borrower nor any of the Subsidiaries will liquidate, dissolve or convey, sell, assign or otherwise dispose of any substantial part of their respective assets, except for sales in the ordinary course of business. None of the Subsidiaries will enter into any consolidation, merger, partnership, syndicate, pool or other combination, except with the Borrower or another Subsidiary.

     9.3 Creation of Debt. The Borrower will not incur, create or suffer to exist any indebtedness for borrowed money, or issue, discount or sell any obligation of the Borrower, excluding only: (a) the indebtedness to the Bank contemplated by this Agreement; (b) current accounts payable arising in the ordinary course of the Borrower's business; (c) indebtedness outstanding as of the Closing Date; and (d) other indebtedness of the Borrower and the Subsidiaries not to exceed Twenty-five Million Dollars ($25,000,000.00) in the aggregate.

     9.4 Loans and Guaranties. The Borrower will not make any loans, advances or extensions of credit to any Person, firm or corporation nor become a guarantor or surety directly or indirectly, except loans, advances and extensions of credit to or among the Borrower and the Subsidiaries and loans to employees relating to their employment.

     9.5 Transfers. The Borrower will not transfer or permit to be transferred voluntarily or by operation of law any interest in the Collateral and the Borrower will not sell, transfer or otherwise dispose of or create, assume or suffer to exist any pledge, lien, security interest, charge or encumbrance on any interest in any of the Subsidiaries owned by the Borrower.

     9.6 Other Agreements. The Borrower will not enter into any agreement that limits or restricts the ability of the Borrower to comply with the terms of the Loan Documents.

     9.7  Limitation on Distributions and Redemptions. The Borrower will not:
          (a) declare, pay or make any dividends or other distributions in respect of any class of capital stock or other interest in the Borrower; or (b) enter into any management agreement with any affiliate or other Person except in the ordinary course of business. Excluding any such items by, between or among the Borrower and the Subsidiaries, neither the Borrower nor any of the Subsidiaries will directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any of the capital stock of the Borrower or the Subsidiaries (whether such capital stock is now or hereafter issued, outstanding or created).

     9.8 Transactions with Affiliates. The Borrower will not engage in any material transaction with any affiliate of the Borrower on terms which are less favorable to the Borrower than those which would have been obtainable at the time in arm's-length dealing with Persons other than such affiliates.

     9.9 Subsidiaries. The Borrower will not create or own any subsidiaries other than the Subsidiaries and subsidiaries listed on Schedule "9.9" attached hereto as a part hereof. The Borrower will not permit any of the Subsidiaries to issue any additional capital stock of any class or series or incur any secured indebtedness without the Bank's written consent.

10. Default. The Bank may terminate all obligations of the Bank to make further disbursements under the Note and the Bank may declare the Note and all other indebtedness and Obligations of the Borrower owing to the Bank to be due and payable if any of the following events occur and are not remedied by the Borrower or waived by the Bank in writing:

      10.1 Nonpayment of Note. A default in payment when due of any interest on or principal of the Note; or

      10.2 Other Nonpayment. A default in payment when due of any other amount payable to the Bank under the terms of any of the Loan Documents; or

      10.3 Breach of Agreement. A default by the Borrower or the Guarantors in the performance or observance of any agreement contained in the Loan Documents, or under the terms of any other instrument delivered to the Bank in connection with this Agreement; or

      10.4 Lien Filings. The existence of any lien on the Collateral without indemnification therefor satisfactory to the Bank; or

      10.5 Other Agreements. The rescission, abandonment, disclaimer or breach of the Guarantees or other agreement affecting any part of the Collateral or the Guarantees; or

      10.6 Representations. Any representation, statement, certificate, schedule or report made or furnished to the Bank by the Borrower or the Guarantors proves to be false or erroneous in any material respect at the time of the making thereof or any representation or warranty ceases to be complied with in any material respect; or

      10.7 Bankruptcy. The Borrower, any of the Subsidiaries or any Guarantor becomes bankrupt or makes a general assignment for the benefit of creditors; or the Borrower, any of the Subsidiaries or any Guarantor applies for, or consents to, the appointment of a trustee, receiver or liquidator or authorizes such application or consent, or if proceedings seeking such appointment are commenced against the Borrower, any of the Subsidiaries or any Guarantor and remain undismissed and unstayed for ninety (90) days; or the Borrower, any of the Subsidiaries or any Guarantor authorizes or files a voluntary petition in bankruptcy or applies for or consents to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction; or

      10.8 Judgment. Entry by any court of judgment against the Borrower, any of the Subsidiaries or any Guarantor in excess of One Million Dollars ($1,000,000.00) which is not adequately covered by insurance or secured by a supersedes bond, or any attachment of any material portion of the assets of the Borrower, any of the Subsidiaries or any Guarantor which is not discharged to the satisfaction of the Bank within thirty (30) days thereof; or

      10.9 Maturity of Other Debt. The occurrence of an event of default under or the acceleration of the maturity of the indebtedness of the Borrower or any Guarantor to any other Person in an amount in excess of One Million Dollars ($1,000,000.00); or

      10.10 Failure of Liens. Failure of the Bank's liens and security interests covering the Collateral to constitute a first and prior lien on any material portion of the Collateral; or

      10.11 Indenture. The occurrence of an event of default under the Borrower's Indenture covering the Borrower's $110,000,000 12.5% Senior Notes due 2005 or any action by the holders of such Senior Notes to amend the Borrower's Indenture; or

      10.12 Change of Control. Any Change of Control occurs.

      10.13 Opportunity to Cure. In the event the Borrower cures or causes to be cured such Default within thirty (30) days after receipt of written notice thereof, the parties will be restored to their respective rights and obligations under this Agreement as if no Default had occurred, except that no right to cure or notice of Default will be given as to events of Default in paragraphs 10.1, 10.4, 10.5, 10.7, 10.8, 10.10, 10.11 or 10.12. The Borrower's opportunity to cure will be applicable as herein set forth notwithstanding any contrary provisions contained in any of the other Loan Documents.

11. Remedies. In the event of Default, the Bank will have the following remedies:

      11.1 Acceleration of Note. The Bank may, at the Bank's option, declare the Note and all other Obligations to be immediately due and payable, and the Bank will be entitled to proceed to selectively and successively enforce the Bank's rights under the Loan Documents or any one or more of them.

      11.2 Selective Enforcement. In the event the Bank elects to selectively and successively enforce the Bank's rights under any one or more of the instruments securing payment of the Obligations, such action will not be deemed a waiver or discharge of any other lien or encumbrance securing payment of the Obligations until such time as the Bank has been paid in full all sums owing to the Bank.

      11.3 Performance by Bank. In the event the Borrower fails to cure any Default in the time provided, the Bank will at any time thereafter have the right (but not the obligation) to: (a) take possession of the Collateral and dispose of the Collateral in such manner as the Bank determines in the Bank's sole discretion (subject to the Bank's obligations to make a rights offering); (b) make such payments and perform such acts as might be determined by the Bank to be necessary or appropriate to perform or to cure any default in performance by the Borrower under all agreements affecting the Collateral; and (c) make advances under the Note without the consent of the Borrower to pay interest accrued thereon and all costs of such operation. If the Bank exercises such option, all costs will be paid to the Bank by the Borrower. The Borrower and the Guarantors hereby authorize the Bank to increase the indebtedness owing by the Borrower to the Bank by such costs and agrees that the Loan Documents will evidence and secure payment of such costs whether or not the total funds advanced exceed the face amount of the Loan Documents.

      11.4 Waiver of Default. The Bank may, by an instrument in writing signed by the Bank, waive any Default which has occurred and any of the consequences of such Default, and in such event, the Bank, the Borrower and the Guarantors will be restored to their respective former positions, rights and obligations hereunder. Any Default so waived will, for the purposes of this Agreement, be deemed to have been cured and not to be continuing; but no such waiver will extend to any subsequent or other Default or impair any consequence of such subsequent or other Default.

      11.5 Deposits; Setoff. Regardless of the adequacy of any other collateral security held by the Bank, any deposits or other sums credited by or due from the Bank to the Borrower or the Guarantors (excluding any funds held in escrow by the Bank pursuant to a written escrow agreement) will at all times constitute collateral security for all indebtedness and obligations of the Borrower and the Guarantors to the Bank and may be set off against any and all liabilities of the Borrower and the Guarantors to the Bank. The rights granted by this paragraph are in addition to the rights of the Bank under any statutory banker's lien now or hereafter in effect.

12. Miscellaneous. It is further agreed as follows:

      12.1 Participating Banks. The Borrower and the Guarantors agree that although the Loan Documents name the Bank as the holder thereof, the Bank is authorized to sell participation interests in the Loan to other financial institutions (a "Participating Bank") and the Borrower and the Guarantors agree that, subject to the terms of the agreements of participation, each Participating Bank will be entitled to rely on the terms of the Loan Documents as if the Participating Bank had been named as an original party to the Loan Documents.

      12.2 Cumulative Remedies. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise by the Bank of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right.

      12.3 Survival of Representations. All representations and warranties made herein will survive the making of the Loan hereunder and the delivery of the Loan Documents.

      12.4 Expenses. On the Closing Date, the Borrower will (except where prohibited by applicable law) pay all reasonable fees, costs, expenses (including legal expenses and attorneys' fees) and disbursements of the Bank incident to: (a) the preparation, negotiation, amendment, modification, or enforcement of this Agreement and the Loan Documents or the protection of the rights of the Bank in connection with the Loan Documents and the transactions contemplated thereby; and (b) the collection or enforcement of the Loan Documents whether by judicial proceedings, proceedings under Chapter 7 or 11 of the Bankruptcy Code or any successor statute thereto, or otherwise.

      12.5 Notices. Any notice, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given and received when delivered personally or by telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other parties:

            The Bank:         Stillwater National Bank and Trust Company, N.A.
                              Attention: Mr. G.P. Johnson Hightower
                              6305 Waterford Blvd., Suite 205
                              Oklahoma City, Oklahoma 73118

            with copy to:     C. Ray Lees, Esquire
                              Self, Giddens & Lees, Inc.
                              210 Park Avenue, Suite 2725
                              Oklahoma City, Oklahoma 73102

            The Borrower:     Seven Seas Petroleum Inc.
                              Attention: Larry A. Ray, President
                              5555 San Felipe, Suite 1700
                              Houston, Texas 77056

            with copy to:     Gary F. Fuller, Esquire
                              McAfee & Taft
                              211 North Robinson, 10th Floor
                              Oklahoma City, Oklahoma 73102

      12.6 Construction. The Loan Documents are intended to constitute contracts made under the laws of the State of Oklahoma and to be construed in accordance with the internal laws of said state. Nothing in this Agreement will be construed to constitute the Bank as a joint venturer with the Borrower or to constitute a partnership. The descriptive headings of the paragraphs of this Agreement (except the terms defined at paragraph hereof) are for convenience only and are not to be used in the construction of the content of this Agreement. This Agreement may be executed in multiple counterparts, each of which will constitute one agreement.

      12.7 Binding Effect. This Agreement will be binding on and will inure to the benefit of the Bank, the Borrower and their respective heirs, successors and assigns.

      12.8 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective heirs, successors and assigns, any rights or remedies under or by reason of this Agreement or to constitute such Person a third party beneficiary of this Agreement.

      12.9 Assignment. Neither this Agreement, the Loan Documents nor the proceeds from the Loan will be assigned without the Bank's prior written consent, and without such consent, there will be no right to designate a payee of the proceeds from the Loan.

      12.10 Time. Time is of the essence of this Agreement and each provision of the other Loan Documents.

      12.11 Severability. In case any one or more of the provisions contained in the Loan Documents should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

      12.12 Verbal Change. The Loan Documents may not be amended, altered, modified or changed verbally, but only by an agreement in writing signed by the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought.

      12.13 No Waiver. No advance of the proceeds from the Loan under any of the Loan Documents will constitute a waiver of any of the representations, warranties, conditions or covenants of the Borrower or the Guarantors under the Loan Documents. In the event the Borrower or any Guarantor is unable to satisfy any warranty, condition or covenant contained in the Loan Documents, no advance of the proceeds from the Loan will preclude the Bank from thereafter declaring such inability to be an event of Default.

      12.14 Acknowledgments and Admissions. The Borrower and the Guarantors hereby represent, warrant, acknowledge and admit that: (a) each of them has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the Bank, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof; (b) there are no representations, warranties, covenants, undertakings or agreements by the Bank as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof; (c) the Bank has no fiduciary obligation toward the Borrower or the Guarantors with respect to any Loan Document or the transactions contemplated thereby; (d) the relationship pursuant to the Loan Documents between the Borrower and the Guarantors, on the one hand, and the Bank, on the other hand, is and will be solely that of debtor and creditor, respectively; (e) no partnership or joint venture exists with respect to the Loan Documents between the Borrower or the Guarantors and the Bank; (f) should a Default occur or exist, the Bank will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at the time; (g) without limiting any of the foregoing, neither the Borrower nor any Guarantor is relying upon any representation or covenant by the Bank, or any representative thereof, and no such representation or covenant has been made, that the Bank will, at the time of an event of Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Loan Documents with respect to any such event of Default or any other provision of the Loan Documents; and
            (h) the Bank has relied upon the truthfulness of the acknowledgments in this paragraph in deciding to execute and deliver this Agreement and to become obligated hereunder.

      12.15 JOINT ACKNOWLEDGMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      12.16 INDEMNITY. THE BORROWER AND THE GUARANTORS AGREE TO INDEMNIFY THE BANK, UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS PARAGRAPH COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE BANK GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS

            (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY THE BORROWER, THE GUARANTORS OR THE BANK OR ANY LIABILITIES OR DUTIES OF THE BORROWER, THE GUARANTORS OR THE BANK WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

            THE FOREGOING INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE BANK, PROVIDED ONLY THAT THE BANK WILL NOT BE ENTITLED UNDER THIS PARAGRAPH TO RECEIVE INDEMNIFICATION FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND COSTS WHICH IS PROXIMATELY CAUSED BY ITS OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT OR WHICH RELATES TO ACTIONS TAKEN BY THE BANK AFTER THE BANK HAS TAKEN TITLE TO THE COLLATERAL. IF ANY PERSON (INCLUDING THE BORROWER, ANY OF ITS AFFILIATES OR ANY GUARANTOR) EVER ALLEGES SUCH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY THE BANK, THE INDEMNIFICATION PROVIDED FOR IN THIS PARAGRAPH WILL NONETHELESS BE PAID UPON DEMAND, SUBJECT TO LATER ADJUSTMENT OR REIMBURSEMENT, UNTIL SUCH TIME AS A COURT OF COMPETENT JURISDICTION ENTERS A FINAL JUDGMENT AS TO THE EXTENT AND EFFECT OF THE ALLEGED GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. AS USED IN THIS PARAGRAPH THE TERM "BANK" WILL REFER NOT ONLY TO THE PERSON DESIGNATED AS SUCH BUT ALSO TO EACH DIRECTOR, OFFICER, AGENT, ATTORNEY, EMPLOYEE, PARTICIPATING BANK, REPRESENTATIVE AND AFFILIATE OF THE BANK.

      12.17 WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH OF THE BORROWER, THE GUARANTORS AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR

            ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH. AS USED IN THIS PARAGRAPH, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

            IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

                              SEVEN SEAS PETROLEUM INC., a Yukon
                              Territory, Canada corporation


                              By /s/ LARRY A. RAY
                                ---------------------------------------
                                Larry A. Ray, President

                              (the "Borrower")


                              STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A.


                              By /s/ G.P. JOHNSON HIGHTOWER
                                ---------------------------------------
                                G.P. Johnson Hightower, Senior Vice President

                                (the "Bank")

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT is made effective the 20th day of December, 2000, by ROBERT A. HEFNER III, an individual, THE GHK COMPANY L.L.C., an Oklahoma limited liability company, and RAMIIILAJ A LIMITED PARTNERSHIP, a Texas limited partnership (jointly and severally referred to herein as the "Guarantors"), each having a mailing address at c/o The GHK Company L.L.C., 6305 Waterford Boulevard, Suite 470, Oklahoma City, Oklahoma 73118, in favor of STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the "Lender"), having a mailing address at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma 73118.

                                   WITNESSETH:

         WHEREAS, Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation (the "Borrower"), and the Lender have entered into that certain Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which the Lender has agreed to extend certain credit (the "Loan") to the Borrower evidenced by that certain Promissory Note of even date herewith in the principal amount of Ten Million Dollars ($10,000,000.00); and

         WHEREAS, this Agreement is executed by the Guarantors and delivered to the Lender to induce the Lender to make the Loan and in satisfaction of a material condition precedent to such extension of credit by the Lender.

         NOW, THEREFORE, in consideration of the Loan by the Lender to the Borrower and the benefits to be derived by the Guarantors therefrom, it is agreed as follows:

1. Definitions. Except as otherwise defined herein, all terms defined in the Loan Agreement will have the same meanings herein as therein defined unless the context otherwise requires. All references herein to any Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used in this Agreement, "Obligors" means, jointly and severally, the Borrower, the Guarantors and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

2. Guaranty. The Guarantors jointly and severally irrevocably and unconditionally guarantee to the Lender the payment of the Obligations of the Borrower contained in the Loan Documents including, without implied limitation, the payment of all principal, interest, attorneys' fees, expenses of collection and other sums now or hereafter owing by the Borrower to the Lender thereunder. The obligation of the Guarantors hereunder is an absolute, unconditional, irrevocable and continuing guaranty of payment and performance and will not terminate until the Borrower has paid in full all amounts owing to the Lender under the Loan Documents and has performed all of the Borrower's Obligations under the Loan Documents. Without limiting the generality of the foregoing, each Guarantor's liability hereunder will extend to and include all post-petition interest, expenses and other duties and liabilities of the Borrower described above in this paragraph which would be owed by the Borrower but for the fact that such Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Borrower. If the Borrower for any reason fails to pay any Obligation, as and when such Obligation will become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will, upon demand by the Lender, pay such Obligation in full to the Lender. If the Borrower for any reason fails to perform promptly any Obligation, the Guarantors will, upon demand by the Lender, cause such Obligation to be performed or, if specified by the Lender, provide sufficient funds, in such amount and manner as the Lender determines in good faith, for the prompt, full and faithful performance of such Obligation by the Lender or such other Person as the Lender designates. As between each of the Guarantors and the Lender, this Agreement will be considered a primary and liquidated liability of each Guarantor.

3. Unconditional Guaranty. No action which the Lender may take or omit to take in connection with any of the Loan Documents, any of the Obligations (or any other indebtedness owing by the Borrower to the Lender), or any Collateral, and no course of dealing of the Lender with any Obligor or any other Person, will release or diminish any Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Agreement in any way, or afford any Guarantor any recourse against the Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of the Lender or any Obligor or increase any risk to or diminish any safeguard of any Collateral. Without limiting the foregoing, each of the Guarantors hereby expressly agrees that the Lender may, from time to time, without notice to or the consent of such Guarantor, do any or all of the following: (a) amend, change or modify, in whole or in part, any one or more of the Loan Documents and give or refuse to give any waivers or other indulgences with respect thereto; (b) neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Collateral or Loan Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Loan Documents; (c) accelerate, change, rearrange, extend or renew the time, rate, terms or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise); (d) compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Loan Documents; (e) take, exchange, amend, eliminate, surrender, release, or subordinate any or all Collateral for any or all of the Obligations, accept additional or substituted Collateral therefor, and perfect or fail to perfect the Lender's rights in any or all Collateral; (f) discharge, release, substitute or add Obligors; or (g) apply all monies received from Obligors or others, or from any Collateral for any of the Obligations, as the Lender may determine to be in the Lender's best interest, without in any way being required to marshall Collateral or assets or to apply all or any part of such monies upon any particular Obligations. No action or inaction of any Obligor or any other Person, and no change of law or circumstances, will release or diminish any Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Agreement in any way, or afford any Guarantor any recourse against the Lender.

4. No Release. The Guarantors agree that the Guarantors' liability hereunder will not be released, reduced, impaired or affected by the occurrence of any one or more of the following events: (a) the Lender obtaining collateral from the Borrower or any other Obligor to secure payment or performance under the Loan Documents; (b) the assumption of liability by any other Person (whether as guarantor or otherwise) for payment or performance under the Loan Documents; (c) the release, surrender, exchange, loss, termination, waiver or other discharge of any collateral securing payment or performance under the Loan Documents; (d) the subordination, relinquishment or discharge of the Lender's rights relating to the Loan Documents or any collateral described therein; (e) the dissolution, insolvency, bankruptcy, reorganization or disability of the Borrower, any other Obligor or any other Person now or hereafter liable for payment or performance under the Loan Documents; (f) the increase, renewal, consolidation, extension, modification, rearrangement or amendment from time to time of the Loan or of the terms of any one or more of the Loan Documents; (g) the sale, encumbrance, transfer or other modification of the ownership of the Borrower or the Borrower=s assets or the change in the financial condition or management of the Borrower; (h) the invalidity, unenforceability or insufficiency of any one or more of the Loan Documents or any collateral securing payment or performance thereunder; or (i) the release of any Person from any personal liability with respect to all or part of the guaranteed Obligations.

5. Enforcement. The Lender may invoke the benefits of this Agreement and any Collateral pledged by the Guarantors before pursuing any remedies against any Obligor or any other Person and before proceeding against any other Collateral now or hereafter existing for the payment or performance of any of the Obligations. The Lender may maintain an action against any Guarantor on this Agreement or the Guarantor Security Agreement without joining any other Obligor therein and without bringing a separate action against any other Obligor. If any payment to the Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason the Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to the Lender will not constitute a release of any Guarantor from any liability hereunder, and each Guarantor agrees to pay such amount to the Lender on demand and agrees and acknowledges that this Agreement will continue to be effective or will be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in this Agreement prior to any such payment or payments will (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred will thereupon revert to and be vested in the Lender. This is a continuing guaranty and will apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

6. Waiver of Rights. The Guarantors waive notice of the incurrence of any Obligation by the Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of the Borrower (it being understood and agreed that: (a) each Guarantor will take full responsibility for informing itself of such matters,
(b) the Lender will not have any responsibility of any kind to inform any Guarantor of such matters, and (c) the Lender is hereby authorized to assume that each Guarantor, by virtue of its relationships with the Borrower which are independent of this Agreement, has full and complete knowledge of such matters whenever the Lender extends credit to the Borrower or take any other action which may change or increase such Guarantor's liabilities or losses hereunder). The Guarantors waive diligence, presentment, protest, notice of dishonor, notice of acceptance of this Agreement and all other notices of any nature except as provided in the Loan Documents or this Agreement. Performance by the Guarantors hereunder will not entitle the Guarantors to any payment by the Borrower or any other Obligor of the Obligations of the Borrower whether under the Loan Documents or otherwise by reason of any claim for contribution, indemnification, reimbursement, subrogation or otherwise, until such time as the Borrower and any other Obligor of the Obligations of the Borrower under the Loan Documents have paid in full all amounts owing to the Lender and have performed all of the Borrower's Obligations under the Loan Documents. Notwithstanding anything herein to the contrary, except as specifically provided herein, the Guarantors hereby waive all rights of subrogation, contribution, reimbursement or indemnity against the Borrower (but not against any other party). If any Guarantor makes payment to the Lender of all or any portion of the Obligations and if all of the Obligations will be finally paid in full, the Lender will, at such Guarantor's request and expense, execute and deliver to such Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that such transfer will be subject to the provisions of this Agreement and the rights of any other Obligor (excluding the Borrower) paying a portion of the Obligations.

7. Expenses of Collection. The Guarantors agree that in any action brought to enforce this Agreement, the Guarantors will pay to the Lender the reasonable attorneys' fees, court costs and other litigation expenses incurred by the Lender.

8. Cumulative Remedies. On the occurrence of any event of Default under the Loan Documents or this Agreement, the Lender will be entitled to selectively and successively enforce any one or more of the rights held by the Lender, and such action will not be deemed a waiver of any other right held by the Lender. Except as provided herein or in the Loan Documents, all of the remedies of the Lender under this Agreement and the Loan Documents are cumulative and not alternative. Each Guarantor will be liable to the Lender hereunder for any deficiency resulting from the exercise by the Lender of any rights or remedies even though any rights which the Guarantors may have against the Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document will operate as a waiver thereof; nor will any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of the Lender hereunder are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against any Obligor or any other Person.

9. Successors and Assigns. No Guarantor's rights or obligations hereunder may be assigned or delegated, but this Agreement and such obligations will pass to and be fully binding upon the successors of each Guarantor, as well as each Guarantor. This Agreement will apply to and inure to the benefit of the Lender and the Lender's successors or assigns. Without limiting the generality of the immediately preceding sentence, the Lender may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and the Lender may assign or otherwise transfer its rights or any portion thereof under any Loan Document, to any other Person, and such other Person will thereupon become vested with all of the benefits in respect thereof granted to the Lender hereunder unless otherwise expressly provided by the Lender in connection with such assignment or transfer.

10. Subordination. Each Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by the Borrower to any

Guarantor except for services actually rendered by the Guarantors, or any of them, to the Borrower or reimbursement of expenses Lender actually paid by the Guarantors, or any of them. Each Guarantor agrees that after the occurrence of any event of Default such Guarantor will neither permit the Borrower to repay such indebtedness or any part thereof nor accept payment from the Borrower of such indebtedness or any part thereof without the prior written consent of the Lender. If any Guarantor receives any such payment without the prior written consent of the Lender, the amount so paid will be held in trust for the benefit of the Lender, will be segregated from the other funds of such Guarantor, and will forthwith be paid over to the Lender to be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any portions of the Obligations, whether matured or unmatured, in such order as the Lender elects.

11. Representations and Warranties. Each Guarantor hereby represents and warrants to the Lender as follows: (a) the recitals at the beginning of this Agreement are true and correct in all respects; (b) each Guarantor which is not a natural Person is a limited partnership, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the state of its organization or incorporation and such Guarantor has all requisite partnership, limited liability company or corporate power and authority to execute, deliver and perform this Agreement and pledge the Guarantor Collateral; (c) the execution, delivery and performance by each Guarantor of this Agreement have been duly authorized by all necessary partnership, limited liability company or corporate action and do not and will not contravene its certificate of limited partnership or limited partnership agreement, articles of organization or operating agreement or certificate or articles of incorporation or bylaws; (d) the execution, delivery and performance by each Guarantor of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Guarantor, or any of its affiliates or properties including, without limitation, the Guarantor Collateral, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to the Guarantor Collateral or any other properties; (e) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by any Guarantor of this Agreement or the Guarantor Security Agreement; (f) this Agreement is a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights; (g) there is no action, suit or proceeding pending or, to the knowledge of any Guarantor, threatened against or otherwise affecting any Guarantor or any of the Guarantor Collateral before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect any Guarantor's financial condition or its ability to perform its obligations hereunder; (h) the direct or indirect value of the consideration received and to be received by each Guarantor in connection herewith and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit such Guarantor, directly or indirectly; (i) no Guarantor is "insolvent" on the date hereof (that is, the sum of such Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of such Guarantor's assets), each Guarantor's capital is adequate for the businesses in which such Guarantor is engaged and intends to be engaged and no Guarantor has incurred (whether hereby or otherwise), nor does any Guarantor intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature; and (j) all balance sheets, earning statements, financial data and other information concerning the Guarantors which have been furnished to the Lender to induce the Lender to accept this Agreement (or otherwise furnished to the Lender in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of each Guarantor as of the dates and the results of such Guarantor's operations for the periods for which the same are furnished. None of such balance sheets, earnings and cash flow statements, financial data and other information contains any untrue statement of a material fact or omits to state any material fact which is necessary to make any statements contained therein not misleading.

12. Loan Agreement Provisions. Each of the Guarantors hereby represents, warrants, acknowledges and agrees that: (a) such Guarantor has reviewed and is familiar with all of the terms and conditions of the Loan Agreement and all of the other Loan Documents; (b) all of the representations and warranties set forth in the Loan Agreement pertaining to the Guarantors are true and correct;
(c) the Loan Agreement contains covenants and conditions relating to the Guarantors and binding on the Guarantors; and (d) such Guarantor will comply with all of the terms, covenants, conditions and agreements set forth in the Loan Agreement applicable to such Guarantor in the same manner and to the same extent as if such Guarantor was an original party to the Loan Agreement.

13. Acknowledgments and Admissions. The Guarantors hereby represent, warrant, acknowledge and admit that: (a) each of them has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof; (b) there are no representations, warranties, covenants, undertakings or agreements by the Lender as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof; (c) the Lender has no fiduciary obligation toward the Borrower or the Guarantors with respect to any Loan Document or the transactions contemplated thereby; (d) the relationship pursuant to the Loan Documents between the Borrower and the Guarantors, on the one hand, and the Lender, on the other hand, is and will be solely that of debtor and creditor, respectively; (e) no partnership or joint venture exists with respect to the Loan Documents between the Borrower or the Guarantors and the Lender; (f) should a Default occur or exist, the Lender will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at the time; (g) without limiting any of the foregoing, no Guarantor is relying upon any representation or covenant by the Lender, or any representative thereof, and no such representation or covenant has been made, that the Lender will, at the time of an event of Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Loan Documents with respect to any such event of Default or any other provision of the Loan Documents; and (h) the Lender has relied upon the truthfulness of the acknowledgments in this paragraph in deciding to execute and deliver the Loan Documents and to become obligated hereunder.

14. JOINT ACKNOWLEDGMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

15. INDEMNITY. THE GUARANTORS AGREE TO INDEMNIFY THE LENDER, UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS PARAGRAPH COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE LENDER GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY THE BORROWER, THE GUARANTORS OR THE LENDER OR ANY LIABILITIES OR DUTIES OF THE BORROWER, THE GUARANTORS OR THE LENDER WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

THE FOREGOING INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE LENDER, PROVIDED ONLY THAT THE LENDER WILL NOT BE ENTITLED UNDER THIS PARAGRAPH TO RECEIVE INDEMNIFICATION FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND COSTS WHICH IS PROXIMATELY CAUSED BY ITS OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT OR WHICH RELATES TO ACTIONS TAKEN BY THE LENDER AFTER THE LENDER HAS TAKEN TITLE TO THE COLLATERAL. IF ANY PERSON (INCLUDING THE BORROWER, ANY OF ITS AFFILIATES OR ANY GUARANTOR) EVER ALLEGES SUCH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY THE LENDER, THE INDEMNIFICATION PROVIDED FOR IN THIS PARAGRAPH WILL NONETHELESS BE PAID UPON DEMAND, SUBJECT TO LATER ADJUSTMENT OR REIMBURSEMENT, UNTIL SUCH TIME AS A COURT OF COMPETENT JURISDICTION ENTERS A FINAL JUDGMENT AS TO THE EXTENT AND EFFECT OF THE ALLEGED GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. AS USED IN THIS PARAGRAPH THE TERM "LENDER" WILL REFER NOT ONLY TO THE PERSON DESIGNATED AS SUCH BUT ALSO TO EACH DIRECTOR, OFFICER, AGENT, ATTORNEY, EMPLOYEE, PARTICIPATING LENDER, REPRESENTATIVE AND AFFILIATE OF THE LENDER.

16. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH OF THE GUARANTORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY,

INTENTIONALLY AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH. AS USED IN THIS PARAGRAPH, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

17. Miscellaneous. This Agreement has been negotiated, executed and delivered in Oklahoma City, Oklahoma County, Oklahoma, and is intended to be construed in accordance with the laws of the State of Oklahoma. All actions relating to or arising under this Agreement, whether filed by the Lender or the Guarantors, will be instituted only in a state court sitting in Oklahoma County, Oklahoma, or a federal court sitting in Oklahoma City, Oklahoma. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect or application for any reason, such invalidity, illegality or unenforceability will not affect any other provisions herein contained and such other provisions will remain in full force and effect. This Agreement cannot be amended except by an agreement in writing signed by the Guarantors and the Lender.

                  IN WITNESS WHEREOF, the Guarantors and the Lender have executed this Agreement effective the date first above written.




                                          --------------------------------------
                                          ROBERT A. HEFNER III, individually

                                      THE GHK COMPANY L.L.C., an Oklahoma
                                      limited liability company


                                      By
                                        ----------------------------------------
                                         Robert A. Hefner III, Manager



                                      RAMIIILAJ A LIMITED PARTNERSHIP, a Texas limited partnership

                                      By Hefner Investment Company, a Texas
                                         corporation, its General Partner


                                         By
                                           -------------------------------------
                                           Robert A. Hefner III, President

                                      (the "Guarantors")



                                      STILLWATER NATIONAL BANK AND TRUST
                                      COMPANY, N.A.


                                      By
                                        ----------------------------------------
                                        G.P. Johnson Hightower, Senior Vice
                                          President

                                      (the "Lender")

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT is executed effective the 20th day of December, 2000, by SEVEN SEAS PETROLEUM INC., a Yukon Territory, Canada corporation (the "Borrower"), SEVEN SEAS PETROLEUM HOLDINGS INC., a Cayman Islands corporation ("SSPH"), and SEVEN SEAS PETROLEUM COLUMBIA INC., a Cayman Islands corporation ("SSPC" and jointly and severally with the Borrower and SSPH, the "Debtors"), each having a notice address at 5555 San Felipe, Suite 1700, Houston, Texas 77056, in favor of STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the "Secured Party"), having a notice address at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma 73118.

                                   WITNESSETH:

         WHEREAS, the Borrower is liable to the Secured Party under that certain Promissory Note of even date herewith in the principal amount of Ten Million Dollars ($10,000,000.00) (the "Note"), in connection with that certain Loan Agreement of even date herewith between the Borrower and the Secured Party (the "Loan Agreement"); and

         WHEREAS, each of SSPH and SSPC is a direct or indirect wholly owned subsidiary of the Borrower and the Debtors have agreed to secure payment of the Note and all other Obligations of the Borrower to the Secured Party by granting the Secured Party a lien, security interest and pledge covering certain assets of the Debtors.

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Debtors hereby agree with the Secured Party as follows:

1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Loan Agreement will have the same meanings herein unless the context otherwise requires and all terms used herein which are defined in the Oklahoma Uniform Commercial Code (the "UCC") will have the same meanings herein unless the context otherwise requires.

2. Security Interest. Each of the Debtors hereby grants to the Secured Party a first and prior security interest in the stock currently owned by the Debtors described in Schedule "A" attached hereto as a part hereof (the "Pledged Stock"), together with all additions and substitutions of shares of the Pledged Stock or certificates, all of the Debtors' interest and rights in the Pledged Stock, whether now owned or hereafter acquired, all cash and stock dividends attributable to the Pledged Stock, all increases relating to the Pledged Stock as a result of stock splits, mergers or any other reorganization, all monies and claims for monies due and to become due to the Debtors as dividends or arising under accounts, contracts, agreements and general intangibles relating to the Pledged Stock and all proceeds and products thereof (the Pledged Stock and the foregoing items are hereafter called the "Collateral"). This Agreement is intended for security only and is to secure the Obligations of the Debtors owing to the Secured Party as herein described. It is understood that the Secured Party does not hereby assume any of the obligations of the Debtors in connection with the Collateral.

     2.1 Voting Rights. Absent an event of Default (as hereinafter defined) under this Agreement or the other Loan Documents, the Debtors will retain all voting rights with respect to the Pledged Stock. On or after the occurrence of an event of Default and without further notice to the Debtors, the Secured Party will have the right to exercise all voting rights, all conversion, exchange, subscription and other rights pertaining to the Pledged Stock, whether or not the Pledged Stock has been registered in the Secured Party's name. Each of the Debtors hereby appoints the Secured Party as such Debtor's lawful attorney-in-fact and proxy to exercise the foregoing rights after the occurrence of an event of default. Each of the Debtors agrees that the foregoing proxy is coupled with an interest and is irrevocable.

     2.2 Cash Dividends. Absent an event of Default, the Debtors will have the right to receive and retain for the Debtors' use all cash dividends paid on the Pledged Stock. On or after the occurrence of an event of Default and without further notice to the Debtors, the Secured Party will have the right to receive such cash dividends and to apply the same toward satisfaction of the Secured Indebtedness (as hereinafter defined) or hold the same as part of the Collateral under this Agreement.

     2.3 Stock Dividends. In the event any stock dividends are paid on the Pledged Stock, or if any stock or other securities are delivered to the Debtors in connection with any stock split, merger or reorganization affecting the Pledged Stock, the Debtors will immediately deliver to the Secured Party the certificates representing such stock dividends, other stock or securities, together with executed endorsements or appropriate powers. Any such stock dividend, other stock or securities will be held by the Secured Party as part of the Collateral under the terms of this Agreement.

3. Secured Indebtedness. The security interest granted hereby in the Pledged Stock is given to secure the Borrower's payment of: (a) the Note together with interest thereon; (b) any and all other or additional Obligations of the Borrower to the Secured Party; (c) all extensions, renewals, amendments, modifications, substitutions and changes in form to the Note; (d) all costs and expenses incurred in connection with the collection of the Note and any other Obligations and enforcement of the Loan Documents and the Secured Party's rights under this Agreement and all other Loan Documents including, without limitation, the collection or enforcement of the Loan Documents whether by judicial proceedings, proceedings under Chapter 7 or 11 of the Bankruptcy Code or any successor statute thereto, or otherwise, and including attorneys' fees and expenses; (e) all advances made by the Secured Party to protect the security hereof, including advances made for or on account of levies, taxes and for maintenance or recovery of the Pledged Stock, together with interest thereon at the Default rate specified in the Note; (f) all future advances and any and all other indebtedness, liabilities and obligations of the Borrower to the Secured Party (whether primary, secondary, direct or indirect, absolute or contingent, sole, joint, or several) whether now owing or hereafter incurred; and (g) performance of the agreements herein set forth (the foregoing items (a) through (g) are collectively referred to herein as the "Secured Indebtedness").

4. Debtors' Agreements. Until payment in full of the Secured Indebtedness, the Debtors jointly and severally will perform or cause to be performed the following agreements:

     4.1 Possession of Collateral. The Debtors agree to deliver the Pledged Stock to the Secured Party, appropriately endorsed to the Secured Party or with stock powers in form and substance satisfactory to the Secured Party in favor of the Secured Party. The Debtors will provide the name and address of the stock transfer agent to the Secured Party. Regardless of the form of any endorsement to the Secured Party, the Debtors waive presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

     4.2 Additional Documents. The Debtors agree to execute and deliver any documents which are necessary in the judgment of the Secured Party to obtain, maintain and perfect a security interest under this Agreement and to enable the Secured Party to comply with any foreign, federal or state law to obtain or perfect the Secured Party's security interest in the Collateral or otherwise applicable to the Secured Party.

     4.3 Creation of Liens. The Debtors will not create, assume or suffer to exist any claim, pledge, security interest, encumbrance or other lien (including the lien of an attachment, judgment or execution) affecting any or all of the Collateral, excluding only liens held by the Secured Party.

5. Debtors' Representations and Covenants. The Debtors jointly and severally hereby warrant, represent and agree as follows:

     5.1 Principal Place of Business. The principal place of business in the United States of each of the Debtors is 5555 San Felipe, Suite 1700, Houston, Texas 77056.

     5.2 Title. Each of the Debtors has absolute title to the Pledged Stock owned by such Debtor free and clear of all liens, encumbrances and security interests except for the security interest hereby granted to the Secured Party and such other rights, if any, of the Secured Party, and each of the Debtors warrants and will defend the same unto the Secured Party against the claims and demands of all persons and parties whomsoever. The Debtors are not in default in the performance of any obligation or the payment of any sum owing with respect to the Pledged Stock. The Debtors will take all steps necessary to cause or permit the Secured Party to cause the Pledged Stock to be registered in the name of the Secured Party and new share certificates to be issued.

6. Default. As used herein "Default" means the occurrence of any event of Default under the Loan Agreement or the failure by any of the Debtors to keep, observe, comply with and perform all of the obligations and undertakings under this Agreement or any of the other Loan Documents or failure to pay any principal or interest on the Note when due and, in any such event, the Secured Party may, at its option and without notice to any party, declare all or any portion of the Secured Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, in the other Loan Documents, and by the UCC and otherwise available at law or in equity. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time.

7. Remedies. On the occurrence of an event of Default, the Secured Party may take the following actions:

     7.1 Remedy. The Secured Party may (a) exercise in respect of the Collateral or any portion thereof all of the rights and remedies of a secured party under the UCC, or (b) at any time and from time to time sell, resell, assign and deliver, in the Secured Party's discretion, all or any part of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale on commercially reasonable terms. In connection therewith, the Secured Party may bid on such Collateral for its own account and each of the Debtors hereby waives and releases any and all equity or right of redemption. To effect any sale, transfer or other disposal of any of the Collateral, the Secured Party has the right, for and in the name, place and stead of the Debtors, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

     7.2 Sale Procedure. Except as expressly provided for herein, no demand or advertisement, all of which are hereby expressly waived by the Debtors, will be required in connection with any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market. In all other events, the Secured Party will give the Debtors, at least ten (10) days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Debtors agree is reasonable, all other demands and advertisements being hereby waived. The Secured Party will not be obligated to make any sale of Collateral, regardless of the fact that notice of sale may have been given. The Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at the time and place to which the same was so adjourned. Upon each public or private sale of Collateral, the Secured Party or any holder of the Note, or any of their respective affiliates, may purchase all or any of the Collateral being sold, free from any equity or right of redemption, which is hereby waived and released by the Debtors, and may make payment therefor in cash or, at the Secured Party's or such holder's option (by endorsement without recourse), by tendering or releasing principal or accrued and unpaid interest on the Note, in lieu of cash, in a face amount equal to the amount of the purchase price. The Debtors agree to pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Secured Party will apply any residue to the payment of the Secured Indebtedness and the Debtors will continue to be liable for any deficiency in accordance with the Loan

          Documents. The balance, if any, remaining after payment in full of all of the Secured Indebtedness will be paid to the Debtors or as otherwise directed by any court having appropriate jurisdiction.

     7.3 Private Sales. The Debtors recognize that the Secured Party may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable blue sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Debtors agree that private sales so made may be at prices and other terms less favorable to the Debtors than if such Collateral were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. The Debtors agree that private sales, absent other adverse circumstances, will not be deemed to have been made in a commercially unreasonable manner. In connection with the foregoing, the Secured Party may, at the Debtors' expense, consult with counsel to determine whether a public or private sale of Collateral is necessary or appropriate.

8. Miscellaneous. It is further agreed as follows:

     8.1 Time. Time is of the essence of this Agreement and each provision of this Agreement.

     8.2 Notices. Any notice required or permitted to be given by this Agreement will be deemed to have been given on the date such notice is delivered personally or by telefacsimile to the party designated to receive such notice, on the date sent by overnight courier or on the date deposited in the United States mail, postage prepaid, and directed to the notice address specified in the initial paragraph of this Agreement, the Loan Agreement or otherwise provided to the Secured Party in writing.

     8.3 Cumulative Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise by the Secured Party of any right under this Agreement preclude any other or further right of exercise thereof or the exercise of any other right except as provided in the Loan Documents.

     8.4 Construction. This Agreement is to be construed according to the internal laws of the State of Oklahoma. All actions with respect to this Agreement may be instituted in the Courts of the State of Oklahoma or the United States District Court sitting in Oklahoma County, Oklahoma and each of the Debtors hereby consents to the jurisdiction and venue of any such courts.

     8.5 Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     8.6 Severability. The provisions of this Agreement are severable, and if any clause or provision is held invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein will not be in any way affected or impaired thereby.

     8.7 Binding Effect. This Agreement will be binding on the Debtors and the Debtors' successors and permitted assigns, and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

     8.8 Continuing Agreement. This is a continuing Agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Secured Indebtedness is paid in full as the same becomes due and payable and until the Secured Party, upon request of the Debtors, has executed a written termination statement, reassigned to the Debtors, without recourse, the Collateral and all rights conveyed hereby and returned possession of any Collateral in the Secured Party's possession to the Debtors.

          IN WITNESS WHEREOF, the Debtors and the Secured Party have executed and delivered this Agreement effective the date first above written.

                                     SEVEN SEAS PETROLEUM INC., a Yukon
                                       Territory, Canada corporation


                                     By
                                       -----------------------------------------
                                        Larry A. Ray, President



                                     SEVEN SEAS PETROLEUM HOLDINGS INC., a
                                       Cayman Islands corporation


                                     By
                                       -----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                             SEVEN SEAS PETROLEUM COLOMBIA INC., a
                             Cayman Islands corporation


                             By
                               ---------------------------------------------
                             Name:
                                  ------------------------------------------
                             Title:
                                   -----------------------------------------

                             (jointly and severally, the "Debtors")


                             STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A.


                             By
                               ----------------------------------------------
                               G.P. Johnson Hightower, Senior Vice President

                               (the "Secured Party")

                                 PROMISSORY NOTE


$10,000,000.00                                           Oklahoma City, Oklahoma
                                                               December 20, 2000


         FOR VALUE RECEIVED, the undersigned, SEVEN SEAS PETROLEUM INC., a Yukon Territory, Canada corporation (the "Borrower"), promises to pay to the order of STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the payee, its successors and assigns are hereinafter called the "Lender"), at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma 73118, or at such other place as may be designated in writing by the Lender, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or so much thereof as is disbursed hereunder, together with interest thereon at the rates hereinafter stated:

         Prior to Default, advances under this Note will bear interest from the date of advance at the per annum rate equal to the Reference Rate plus 75/100 percent (.75%). All interest will be computed for the actual number of days elapsed at a per diem charge based on a year consisting of three hundred sixty (360) days.

         Provided that no event of Default has occurred or is continuing under any of the Loan Documents, there will be no required principal payments on this Note until December 31, 2001. Commencing on January 31, 2001, and on the last day of each successive month thereafter until this Note is paid in full, the Borrower will pay to the Bank all accrued unpaid interest on this Note. The entire unpaid principal balance of this Note plus all accrued and unpaid interest thereon will be due and payable on December 31, 2001.

         Unless otherwise defined herein, all terms defined or referenced in that certain Loan Agreement of even date herewith between the Borrower and the Lender (the "Loan Agreement") will have the same meanings herein as therein.

         This Note is executed and delivered in connection with the Loan Agreement. Advances and payments hereunder may, at the option of the Lender, be recorded on this Note or on the books and records of the Lender and will be prima facie evidence of said advances, payments and unpaid balance of this Note. It is specifically agreed that the aggregate of advances made during the term of this Note may exceed the face amount hereof, but the unpaid principal balance outstanding at any time will not exceed such face amount. All payments will first be applied to the payment of accrued interest and the balance will be applied in reduction of the principal balance hereof provided that no payment will be applied to this Note until received by the Lender in collected funds. All advances made or to be made under this Note will be made subject to the terms and conditions stated in the Loan Agreement.

         The Borrower will have the right at any time to prepay this Note in whole or in part, without premium or penalty, but with interest accrued to the date of prepayment.

         The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under any instrument securing payment of this Note, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith.

         Any sum not paid when due, by acceleration or otherwise, will bear interest at the per annum rate equal to the greater of (a) fifteen percent (15%), or (b) the Reference Rate plus five percent (5%), and such interest which has accrued will be paid at the time of and as a condition precedent to curing any Default hereunder. During the existence of any such Default, the Lender may apply any payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing this indebtedness as the Lender determines from time to time.

         This Note is issued by the Borrower and accepted by the Lender pursuant to a lending transaction negotiated, consummated and to be performed in Oklahoma City, Oklahoma. Payment of this Note is secured by and subject to the terms and conditions of the Loan Documents. This Note is to be construed according to the internal laws of the State of Oklahoma. All actions with respect to this Note, the Loan Documents or any other instrument securing payment of this Note may be instituted in the courts of the State of Oklahoma sitting in Oklahoma County, Oklahoma, or the United States District Court sitting in Oklahoma City, Oklahoma, as the Lender may elect, and by execution and delivery of this Note, the Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the Borrower might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

         On the occurrence of an event of Default or the breach of any provision of this Note, any of the Loan Documents or any other instrument securing payment of this Note, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity hereof. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same in the event of any subsequent Default.

         The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder.

         IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

                                   SEVEN SEAS PETROLEUM INC., a Yukon
                                   Territory, Canada corporation


                                   By
                                     -------------------------------------------
                                     Larry A. Ray, President

                                     (the "Borrower")

                          GUARANTOR SECURITY AGREEMENT

         THIS GUARANTOR SECURITY AGREEMENT is executed effective the 20th day of December, 2000, among ROBERT A. HEFNER III, an individual ("Hefner"), THE GHK COMPANY L.L.C., an Oklahoma limited liability company ("GHK"), RAMIIILAJ A LIMITED PARTNERSHIP, a Texas limited partnership ("Ramiiilaj" and jointly and severally with Hefner and GHK, the "Debtors"), each having a notice address at c/o The GHK Company L.L.C., 6305 Waterford Boulevard, Suite 470, Oklahoma City, Oklahoma 73118, and STILLWATER NATIONAL BANK AND TRUST COMPANY, N.A. (the "Secured Party"), having a notice address at 6305 Waterford Boulevard, Suite 205, Oklahoma City, Oklahoma 73118.

                                   WITNESSETH:

         WHEREAS, Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation (the "Borrower"), is liable to the Secured Party under that certain Promissory Note of even date herewith in the principal amount of Ten Million Dollars ($10,000,000.00) (the "Note") in connection with that certain Loan Agreement of even date herewith (the "Loan Agreement") between the Borrower and the Secured Party which Note is unconditionally guaranteed by the Debtors pursuant to that certain Guaranty Agreement of even date herewith; and

         WHEREAS, as a material condition precedent to the Secured Party entering into the Loan Agreement, the Debtors have agreed to secure payment of the Note and all other Obligations of the Borrower to the Secured Party by granting the Secured Party a lien, security interest and pledge covering certain assets of the Debtors.

         NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Loan Agreement; (ii) for and in consideration of the premises and the agreements herein contained; and (iii) for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Debtors hereby agree with the Secured Party as follows:

1. Definitions. Unless otherwise defined herein, all terms which are defined in the Loan Agreement will have the same meanings herein as therein unless the context otherwise requires, and all terms used herein which are defined in the Oklahoma Uniform Commercial Code (the "UCC") will have the same meanings herein unless the context otherwise requires.

2. Security Interest. The Debtors hereby grant to the Secured Party a security interest in, an assignment of, a general lien upon and a right of set-off against the following described property (the "Property"):

     2.1 all of the Debtors' right, title and interest in and to the certificates of deposit and government securities described in Schedule "A" attached hereto as a part hereof and all additions and accessions to, replacements of, substitutions for, dividends on and proceeds therefrom and any other deposits, certificated or uncertificated securities, treasury notes, bonds or other similar items;

     2.2 any additional assets or property from time to time delivered to or deposited with the Secured Party as security for the Obligations or otherwise pursuant to the terms of this Agreement; and

     2.3 all proceeds, products, additions to, replacements of, substitutions for and accessions of any and all Property described in subparagraphs
          2.1 and 2.2 in this paragraph 2.

3. Secured Indebtedness. The security interest granted hereby in the Property is given to secure the Borrower's payment of: (a) the Note together with interest thereon; (b) any and all other or additional Obligations of the Borrower to the Secured Party; (c) all extensions, renewals, amendments, modifications, substitutions and changes in form to the Note; (d) all costs and expenses incurred in connection with the collection of the Note and any other Obligations and enforcement of the Loan Documents and the Secured Party's rights under this Agreement and all other Loan Documents including, without limitation, the collection or enforcement of the Loan Documents whether by judicial proceedings, proceedings under Chapter 7 or 11 of the Bankruptcy Code or any successor statute thereto, or otherwise, and including attorneys' fees and expenses; (e) all advances made by the Secured Party to protect the security hereof, including advances made for or on account of levies, insurance, repairs, taxes and for maintenance or recovery of the Property, together with interest thereon at the Default rate specified in the Note; (f) any and all other indebtedness, liabilities and obligations of the Borrower to the Secured Party whether now owing or hereafter incurred; and (g) performance of the agreements herein set forth (the foregoing items (a) through (g) are collectively referred to herein as the "Secured Indebtedness").

4. Debtors' Representations and Covenants. The Debtors hereby warrant, represent and agree as follows:

     4.1 Principal Place of Business. Hefner and GHK's principal place of business is in the State of Oklahoma. Ramiiilaj's principal place of business is in the State of Texas.

     4.2 Title. The Debtors have absolute title to the Property free and clear of all liens, encumbrances and security interests except the security interest hereby granted to the Secured Party and such other rights, if any, of the Secured Party, and the Debtors warrant and will defend the same unto the Secured Party against the claims and demands of all persons and parties whomsoever.

     4.3 Transfers. Without the prior written consent of the Secured Party, the Debtors agree that the Debtors will not: (a) sell, exchange, lease or in any manner dispose of any of the Property or any interest therein; or (b) permit any lien, encumbrance or security interest to attach thereto except those contemplated herein.

     4.4 Value of Property. The Debtors will not, in any event, permit anything to be done that may impair the value of the Property or the security intended to be afforded by this Agreement.

     4.5 Secured Party's Security Interest. This Agreement creates a valid and binding security interest in the Property securing the Secured Indebtedness. All filings and other actions necessary or appropriate (other than notation on any certificate of title or title registration) to perfect or protect such security interest will be or have been duly taken. No further or subsequent filing, recording, registration or other public notice of such security interest (other than notation on any certificate of title or title registration) is necessary in any office or jurisdiction in order to perfect such security interest or to continue, preserve or protect such security interest except for continuation statements.

     4.6 Inspection of Records. The Secured Party may from time to time, upon request, inspect all of the Debtors' records concerning the Property.

     4.7 Further Assurances. The Debtors will from time to time: (a) sign, execute, deliver and file, alone or with the Secured Party, any financing statements, security agreements or other documents; (b) procure any instruments or documents as may be reasonably requested by the Secured Party; and (c) take all further action that may be necessary or desirable, or that the Secured Party may request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby. In addition, the Debtors hereby authorize the Secured Party to execute and deliver on behalf of the Debtors and file such financing statements, security agreements and other documents without the signature of the Debtors either in the Secured Party's name or in the name of the Debtors and as agent and attorney-in-fact for the Debtors. The Debtors will do all such additional and further acts or things, give such assurances and execute such documents or instruments as the Secured Party requires to vest more completely in and assure to the Secured Party its rights under this Agreement including, without limiting the generality of the foregoing, marking conspicuously each of its records pertaining to the Property with a legend, in form and substance satisfactory to the Secured Party, indicating that such Property is subject to the security interest granted by this Agreement.

     4.8 Filing Reproductions. At the option of the Secured Party, a carbon, photographic or other reproduction of this Agreement or of a financing statement covering the Property will be sufficient as a financing statement and may be filed as a financing statement.

     4.9 Financing Statement Filings; Notifications. The Debtors will immediately notify the Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Property. Without limiting the generality of the foregoing, the Debtors will: (a) immediately notify the Secured Party of any change to a jurisdiction other than the States of Oklahoma or Texas in the location of the Debtors' principal place of business; (b) notify the Secured Party monthly of any change in the location any of the Property to another state; and (c) immediately notify the Secured Party of any change in any Debtor's name or identity. In any notice furnished pursuant to this paragraph 4.9, the Debtors will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Secured Party's security interest in the Property.

50 Secured Party's Expenditures. If the Debtors fail to make any expenditure or pay any sum necessary to discharge any lien, encumbrance, levy, security interest or other charge on the Property, the Secured Party may but will not be required to make any expenditure for such purpose or purposes and all sums so expended will be payable on demand, will bear interest at the rate specified in the Note and all such sums and interest will additionally be secured hereby. The Debtors will pay all costs of filing any financing, continuation or termination statements with respect to the security interest granted hereby in the Property.

60 Default; Remedies. On the occurrence of any event of Default or if the Borrower or the Debtors fail to keep, observe, comply with and perform all of the obligations and undertakings under this Agreement or any of the other Loan Documents or fail to pay any principal or interest on the Note when due, then, and in any such event, the Secured Party may, at its option and without notice to any party, declare all or any portion of the Secured Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, in the other Loan Documents, and by the UCC and otherwise available at law or in equity. The Secured Party may at any time and from time to time sell, resell, assign and deliver, in the Secured Party's discretion, all or any part of the Property, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale. Whenever an event of Default exists, the Debtors on demand by the Secured Party, will assemble any part of the Property in the Debtors' control and make it available to the Secured Party at a place reasonably convenient to the parties hereto. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time. Whether the Secured Party elects to exercise any other rights or remedies under this Agreement or applicable law, the Secured Party will be entitled to have a receiver appointed to take possession of any part of the Property in the Debtors' control without notice, which notice the Debtors hereby waive, notwithstanding anything contained in this Agreement or any law heretofore or hereafter enacted.

70 Power of Attorney. The Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from the Debtors) and the right is expressly granted to the Secured Party, and the Debtors hereby constitute, appoint and make the Secured Party as the Debtors' true and lawful attorney-in-fact and agent for the Debtors and in the Debtors' name, place and stead with full power of substitution, in the Secured Party's name or the Debtors' name or otherwise, for the Secured Party's sole use and benefit, but at the Debtors' cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Property after the occurrence of any Default under this Agreement or any of the other Loan
Documents: (a) to liquidate all of the Property and collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds; (b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith; (c) to sell, transfer, assign or otherwise deal in or with the Property or the proceeds or avails thereof, as fully and effectively as if the Secured Party were the absolute owner thereof; and (d) to exercise any and all rights and remedies available to the Secured Party under the Loan Documents and applicable law and apply all collected proceeds from the Property to the Secured Indebtedness in such order and amounts as the Secured Party determines in the Secured Party's sole discretion; provided, however, the Secured Party will be under no obligation or duty to exercise any of the powers hereby conferred upon it and will be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Property.

80 Sale Procedure. Except as expressly provided for herein, no demand or advertisement, all of which are hereby expressly waived by the Debtors, will be required in connection with any sale or other disposition of any part of the Property which threatens to decline speedily in value or which is of a type customarily sold on a recognized market. In all other events, the Secured Party will give the Debtors, at least ten (10) days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Debtors agree is reasonable, all other demands and advertisements being hereby waived. The Secured Party will not be obligated to make any sale of Property, regardless of the fact that notice of sale may have been given. The Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at the time and place to which the same was so adjourned. Upon each public or private sale of Property, the Secured Party or any holder of the Note, or any of their respective affiliates, may purchase all or any of the Property being sold, free from any equity or right of redemption, which is hereby waived and released by the Debtors, and may make payment therefor in cash or, at the Secured Party's or such holder's option (by endorsement without recourse), by tendering or releasing principal or accrued and unpaid interest on the Note, in lieu of cash, in a face amount equal to the amount of the purchase price. The Debtors agree to pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Secured Party will apply any residue to the payment of the Secured Indebtedness and the Debtors will continue to be liable for any deficiency in accordance with the Loan Documents. The balance, if any, remaining after payment in full of all of the Secured Indebtedness will be paid to the Debtors or as otherwise directed by any court having appropriate jurisdiction.

90 Secured Party's Duties. The powers conferred upon the Secured Party by this Agreement are solely to protect its interest in the Property and will not impose any duty upon the Secured Party to exercise any such powers. The Secured Party will be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any of the Property or the Secured Indebtedness, or to take any steps necessary to preserve any rights against other parties. The Secured Party will not be liable for failure to collect or realize upon any or all of the Secured Indebtedness or Property, or for any delay in so doing, nor will the Secured Party be under any duty to take any action whatsoever with regard thereto.

100 Continuing Agreement. This is a continuing agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Secured Indebtedness is paid in full as the same becomes due and payable and until the Secured Party, upon written request of the Debtors, has executed a written termination statement, reassigned to the Debtors, without recourse, the Property and all rights conveyed hereby and returned possession of any Property in the Secured Party's possession to the Debtors.

110 Preservation of Liability. Neither this Agreement nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law will be construed as relieving any person liable on the Secured Indebtedness from liability on the Secured Indebtedness and for any deficiency thereon.

120 Notices. Any notice or demand under this Agreement or in connection with this Agreement may be given at the addresses set forth in the initial paragraph of this Agreement or by telefacsimile, but actual notice, however given or received, will always be effective.

130 Successors and Assigns. The covenants and agreements herein contained by or on behalf of the Debtors will bind the Debtors, and the Debtors' legal representatives, successors and assigns and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

140 Invalidity. If any provision hereof will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof.

150 Construction. This Agreement will be construed and interpreted in accordance with the laws of the State of Oklahoma.

         IN WITNESS WHEREOF, this Agreement is executed effective the date first above written.


                                         ---------------------------------------
                                         ROBERT A. HEFNER III, individually



                                         THE GHK COMPANY L.L.C., an Oklahoma
                                         limited liability company


                                         By
                                           -------------------------------------
                                           Robert A. Hefner III, Manager

                                         RAMIIILAJ A LIMITED PARTNERSHIP, a
                                         Texas limited partnership

                                         By Hefner Investment Company, a Texas
                                            corporation, its General Partner


                                            By
                                               ---------------------------------
                                               Robert A. Hefner III, President

                                         (jointly and severally, the "Debtors")



                                         STILLWATER NATIONAL BANK AND TRUST
                                         COMPANY, N.A.


                                         By
                                           -------------------------------------
                                           G.P. Johnson Hightower, Senior Vice
                                           President

                                         (the "Secured Party")

EXHIBIT "N" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A. and Cimarrona L.L.C.

(Form of Assignment to be used to transfer an interest to Cimarrona if Farmees sign the On-Top Contract, drill the Test Well, but fail to satisfy any of the
                              Earning Obligations)

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors", and

         Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A. (hereinafter called "Assignee").

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, Assignee, and Sociedad Internacional Petrolera S.A. severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights", and,

         WHEREAS, Assignee, Assignors, and Sociedad Internacional Petrolera S.A. entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignors and Ecopetrol entered into a new Association Contract effective on _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract, less an interest held by or dedicated to Sipetrol Columbia S.A.; and

         WHEREAS, Assignors and Assignee have agreed that Assignors have drilled the Test Well, but have failed to satisfy the Earning Obligations under the Exploration Agreement in a timely manner, and,

         WHEREAS, Assignee has elected to receive and is entitled to an undivided nine point four percent (9.4%) of 8/8ths of all the rights, obligations, duties and interests of the Associates under the Contract (the "Assigned Interests"), pursuant to Section 2.5 (D) of the Exploration Agreement.

         NOW, THEREFORE:

         1.       Assignors hereby assign to Assignees the Assigned Interests.

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Assignors and Assignees have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________


Petrolinson S. A.                   Cimarrona L.L.C.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________

EXHIBIT "O" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

(Form of Assignment to be used to transfer an interest to Sipetrol if Farmees sign the On Top Contract, drill the Test Well, but fail to satisfy any of the
                              Earning Obligations)

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

         GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignors", and

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Chile, (hereinafter called "Assignee").

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, Assignee, and Cimarrona L.L.C. severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights", and,

         WHEREAS, Assignee, Assignors, and Cimarrona L.L.C. entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignors and Ecopetrol entered into a new Association Contract effective on _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors own one hundred percent (100%) of the Associate's rights and interests under the Contract, less an interest held by or dedicated to Cimarrona L.L.C.; and

         WHEREAS, Assignors and Assignee have agreed that Assignors have drilled the Test Well, but have failed to satisfy the Earning Obligations under the Exploration Agreement in a timely manner, and,

         WHEREAS, Assignee is entitled to an undivided thirty-two point nine percent (32.9%) of 8/8ths of all the rights, obligations, duties and interests of the Associates under the Contract (the "Assigned Interests"), pursuant to
Section 2.5 (D) of the Exploration Agreement, and,

         WHEREAS, Assignee agrees to terminate the Overriding Royalty Interest previously conveyed to it by Assignors in that certain assignment dated the ____ day of ____________, 2001.

         NOW, THEREFORE:

         1.   Assignors hereby assign to Assignees the Assigned Interests.

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Assignors and Assignees have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                 Seven Seas Petroleum Colombia, Inc.

By:  ____________________________    By: ___________________________

Name:  __________________________    Name: _________________________

Title: __________________________    Title: ________________________


Petrolinson S.A.                     Sociedad Internacional Petrolera S.A.

By:  ____________________________    By: ___________________________

Name:  __________________________    Name: _________________________

Title: __________________________    Title: ________________________

EXHIBIT "P" to that certain Exploration Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.,
 Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

(Form of Assignment to be used to transfer an interest to GHK, Seven Seas, and Pertolinson if Farmors drill the Test Well under the On-Top Contract, but fail to satisfy any of the Earning Obligations)

                                   ASSIGNMENT

         THIS ASSIGNMENT is made and entered effective as of the _____ day of ___________, 2001, by and between:

         Sociedad Internacional Petrolera S.A., a company incorporated under the laws of Colombia, (hereinafter called, individually, "Sipetrol"), and,

         Cimarrona L.L.C., a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called, individually, "Cimarrona").

Both Sipetrol and Cimarrona shall hereinafter collectively be called "Assignees", and,

         GHK Company Colombia, a company incorporated under the laws of Oklahoma, U.S.A., (hereinafter called "GHK"), and,

         Seven Seas Petroleum Colombia, Inc., a company incorporated under the laws of the Cayman Islands, (hereinafter called "Seven Seas"), and,

         Petrolinson S. A., a company incorporated under the laws of Panama (hereinafter called "Petrolinson").

GHK, Seven Seas, and Petrolinson are hereinafter referred to as "Assignees".

         WHEREAS, Empresa Colombiana de Petroleos ("Ecopetrol"), Assignors, and Assignees severed the exploration and production rights and obligations below the stratigraphic equivalent of the base of the deepest producing formation in the Guaduas Field from the Contract Area under the Dindal Association Contract. Such severed rights and obligations are hereinafter referred to as "Deep Rights", and,

         WHEREAS, Assignees and Assignors entered into that certain Exploration Agreement dated January 25, 2001, covering the Deep Rights (hereinafter to as the "Exploration Agreement"); and,

         WHEREAS, Assignees and Ecopetrol entered into a new Association Contract effective on _____________, 2001 ("Contract") covering, among other things, the exploration and production rights related to the Deep Rights, and,

         WHEREAS, Assignors now own one hundred percent (100%) of the Associate's rights and interests under the Contract, less an interest held by or dedicated to the Assignees; and

         WHEREAS, Assignors and Assignees have agreed that Assignors have drilled the Test Well, but have failed to satisfy any of the Earning Obligations under the Exploration Agreement, and,

         WHEREAS, Assignees are entitled to an undivided fifty-seven point seven percent (57.7%) of 8/8ths of all the rights, obligations, duties and interests of the Associates under the Contract (the "Assigned Interests"), pursuant to
Section 2.5 (D) of the Exploration Agreement, and,

         WHEREAS, the Assignees agree to terminate the Overriding Royalty Interest previously conveyed to it by Assignors in that certain assignment dated the ____ day of ____________, 200_.

         NOW, THEREFORE:

         1. Assignors hereby assign to Assignees the Assigned Interests in the following manner:

              GHK          18.967% of the Assigned Interests
              Seven Seas   70.634% of the Assigned Interests
              Petrolinson  10.399% of the Assigned Interests

         2. Assignors warrant to Assignees the title to the above-described Assigned Interests against any person or entity claiming by, through, or under Assignors, but not otherwise.

         3. Assignees hereby accept and assume their respective shares of the Assigned Interests.

         4. Terms capitalized in this Assignment and not defined herein shall have the meaning given to them in the Exploration Agreement and its exhibits or the relevant Association Contract, as applicable.

         IN WITNESS WHEREOF, the Assignors and Assignees have caused this Assignment to be executed by their respective duly authorized representatives.

GHK Company Colombia                Seven Seas Petroleum Colombia, Inc.

By: _____________________________   By: ____________________________

Name: ___________________________   Name: __________________________

Title: __________________________   Title: _________________________


Petrolinson S. A.                   Sociedad Internacional Petrolera S.A.

By: _____________________________    By: ___________________________

Name: ___________________________    Name: _________________________

Title: __________________________    Title: ________________________


Cimarrona L.L.C.

By: _____________________________

Name: ___________________________

Title: __________________________